UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐	Soliciting Material Pursuant to § 240.14a-12

IntriCon Corporation

(Name of Registrant as Specified In Its Charter)

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INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

March 6, 2015

Dear Shareholder:

It is my great pleasure to invite you to attend the 2015 Annual Meeting of Shareholders (the “Annual Meeting”).  The Annual Meeting will be held on Friday, April 24, 2015 at 11:30 a.m., local time, at the Hampton Inn North located at 1000 Gramsie Road, Shoreview, Minnesota 55126.

At this year’s Annual Meeting our shareholders will vote on the following:

●	the election of two directors, each to hold office for a term of three years and until his successor is duly elected and qualified;

●	an advisory vote on executive compensation, referred to as “say-on-pay;

●	the approval of the 2015 Equity Incentive Plan, as more fully described in the accompanying proxy statement; and

●	the ratification of the appointment of Baker Tilly Virchow Krause, LLP, as IntriCon Corporation’s independent registered public accounting firm for fiscal year 2015.

We are furnishing our Proxy Statement and other proxy materials to our shareholders over the Internet.   The proxy materials are available at https://materials.proxyvote.com/46121H.

The vote of every shareholder is important.  Therefore, whether or not you expect to attend the meeting in person, I urge you to vote in one of the following ways: (i) over the Internet: log on to www.proxyvote.com and follow the web site instructions; once you have cast your vote, be sure to click on “Accept Vote”; (ii) by telephone: you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone; or (iii) by proxy card: sign and date the accompanying proxy card and return it promptly in the envelope provided for that purpose.   If you vote over the Internet or telephone, you do not need to return your proxy card.

Thank you for your continued interest in IntriCon Corporation.  I look forward to seeing you at the Annual Meeting.

Sincerely,

Mark S. Gorder
President and Chief Executive Officer

INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held April 24, 2015

The 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of IntriCon Corporation (the “Corporation”) will be held on Friday, April 24, 2015 at 11:30 a.m., local time, at the Hampton Inn North located at 1000 Gramsie Road, Shoreview, Minnesota 55126 for the following purposes:

(1)	to elect two director to hold office, each for a term of three years and until his successor is duly elected and qualified;

(2)	to hold an advisory vote on executive compensation, referred to as “say-on-pay”;

(3)	to approve the 2015 Equity Incentive Plan, as more fully described in the accompanying proxy statement;

(4)	to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for fiscal year 2015; and

(5)	to transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

The Board of Directors has fixed the close of business on February 19, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors.  If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth in this Notice of Annual Meeting.

All shareholders are cordially invited to attend the meeting, but whether or not you expect to attend the meeting in person, we urge you to vote promptly using one of the following methods to ensure your vote is counted:

●	over the Internet: log on to www.proxyvote.com and follow the web site instructions; once you have cast your vote, be sure to click on “Accept Vote”;

●	by telephone: you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone;

●	by proxy card: sign and date the accompanying proxy card and return it promptly in the envelope provided for that purpose; or

●	in person: if you are a shareholder of record as of the close of business on the Record Date, you may vote in person at the Annual Meeting and revoke any previously granted proxy.

If you vote over the Internet or by telephone, you will need your control number (your control number can be found on the Notice of Internet Availability of Proxy Materials and your proxy card).  The deadline to vote over the Internet or by telephone is Thursday, April 23, 2015, 11:59 p.m., eastern daylight time. If you vote over the Internet or by telephone, you do not need to return your proxy card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank, or other nominee), please contact your broker, bank or nominee to determine whether you will be able to vote over the Internet or by telephone.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be held on April 24, 2015

In accordance with the rules of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to our shareholders, we have elected to furnish these materials by providing access to these documents over the Internet. Accordingly, on or about March 6, 2015, we sent a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to our shareholders of record and beneficial owners informing them of the availability of our proxy materials online.  The Notice of Internet Availability provides you with instructions regarding how to (i) view our proxy materials for the Annual Meeting on the Internet; (ii) vote your shares after you have viewed our proxy materials; and (ii) request a printed copy of the proxy materials.  All shareholders have the ability to access this Proxy Statement, the proxy card and our Annual Report on Form 10-K at the following website: https://materials.proxyvote.com/46121H.

Meeting directions are available by calling our executive offices at (651) 636-9770.

By Order of the Board of Directors

Michael J. McKenna
Chairman of the Board

March 6, 2015

Arden Hills, Minnesota

INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

PROXY STATEMENT

This proxy statement and the accompanying proxy are being furnished to shareholders of IntriCon Corporation (the “Corporation”) in conjunction with the solicitation of proxies by the Board of Directors of the Corporation for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, April 24, 2015 at the Hampton Inn North located at 1000 Gramsie Road, Shoreview, Minnesota 55126, at 11:30 a.m., local time, and any adjournment or postponement of the Annual Meeting.  This Proxy Statement and accompanying form of proxy are first being made available to shareholders on or about March 6, 2015.

The Board of Directors has fixed the close of business on February 19, 2015 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting.  As of February 19, 2015, there were 5,848,286 shares of common stock, of the Corporation outstanding, each of which is entitled to one vote on all matters to be presented at the Annual Meeting.

Proxies in the form provided, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies.  If no directions to the contrary are indicated, the persons named in the proxy will vote all of your shares of common stock “for” the election of two nominees for director, “for” the approval of the compensation of our Named Executive Officers as described in this Proxy Statement, “for” the approval of the 2015 Equity Incentive Plan and “for” the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for fiscal year 2015.  With respect to any other matter that properly comes before the meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment.

You may vote in one of the following ways:

●	over the Internet: log on to www.proxyvote.com and follow the web site instructions; once you have cast your vote, be sure to click on “Accept Vote;

●	by telephone: you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone;

●	by proxy card: sign and date the accompanying proxy card and return it promptly in the envelope provided for that purpose; or

●	in person: if you are a shareholder of record as of the close of business on the Record Date, you may vote in person at the Annual Meeting and revoke any previously granted proxy.

If you vote over the Internet or by telephone, you will need your control number (your control number can be found on the Notice of Internet Availability of Proxy Materials and your proxy card).  The deadline to vote over the Internet or by telephone is Thursday, April 23, 2015, 11:59 p.m., eastern daylight time. If you vote over the Internet or by telephone, you do not need to return your proxy card.

Any shareholder who submits a proxy may revoke it at any time before the proxy is voted at the Annual Meeting by delivering a later dated proxy or by giving written notice to the Secretary of the Corporation or attending the Annual Meeting in person and so requesting.  If you vote over the Internet or by telephone, you may change your vote by following the procedures used to submit your initial vote.  The last vote received chronologically will supersede any prior votes.  Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting.  All shares of common stock present in person or represented by proxy (including “broker non-votes” described below) and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum.  If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors.  If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth in the Notice of Annual Meeting.

Each share of common stock is entitled to one vote on each matter that may be brought before the Annual Meeting.  Voting results will be determined as follows:

●	Proposal 1: the election of the directors will be determined by a plurality vote and the nominees receiving the highest number of “for” votes will be elected.

●	Proposal 2: approval of the “say-on-pay” proposal will require the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

●
Proposal 3: approval of the 2015 Equity Incentive Plan will require the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

●
Proposal 4:   the ratification of the appointment of the independent registered public accounting firm for fiscal year 2015 will require the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

Any other proposal will require the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

Under our Bylaws and the Pennsylvania Business Corporation Law, an abstention or withholding of authority to vote will have the same legal effect as an “against” vote and will be counted in determining whether the proposal has received the required shareholder vote; however, a broker non-vote will have no effect on whether the proposal has received the required shareholder vote.

If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.  Your broker, bank or other nominee does not have discretionary authority to vote on the election of directors, the “say-on-pay” proposal or the 2015 Equity Incentive Plan without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.  Your broker, bank or other nominee does have discretionary voting authority to vote your shares on the ratification of the independent registered public accounting firm, even if the broker, bank or other nominee does not receive voting instructions from you.  In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares.

The cost of this solicitation will be borne by the Corporation.  In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by officers, directors or employees of the Corporation, without additional compensation.  Upon request, the Corporation will pay the reasonable expenses incurred by record holders of the Corporation’s shares of common stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials to the beneficial owners of the shares they hold of record.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members divided into three classes.

The Board of Directors, based upon the recommendation of the Nominating and Corporate Governance Committee, has nominated  Nicholas A. Giordano and Philip N. Seamon for election as directors at the Annual Meeting to serve until the 2018 annual meeting of shareholders and until their successor has been duly elected and qualified.  Each nominee is a current director of the Corporation and previously has been elected as a director by the Corporation’s shareholders.  Mr. Giordano and Mr. Seamon each have indicated their willingness to continue serving as a director.  The Board of Directors knows of no reason why the nominees would be unable to serve as a director.  If any nominee is unable to serve for any reason, then the proxies will be voted for the election of such substitute nominee(s) as the Board of Directors may designate, unless the Board of Directors reduces the number of directors on the Board.

The Board of Directors recommends that the shareholders vote “FOR” the election of each of Mr. Giordano and Mr. Seamon as a director for a three year term.

The Board of Directors seeks to ensure that it is composed of members of high character and integrity and whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board of Directors to satisfy its oversight responsibilities effectively.  As discussed below under “—Director Nomination Process,” director candidates are nominated by the Board of Directors upon recommendation by the Nominating and Corporate Governance Committee for election at the annual shareholders’ meeting each year.  In considering whether to recommend a director candidate, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole taking into account relevant factors including, among other things:

●	whether the director candidate has significant leadership experience and outstanding achievement in such director candidate’s career field;

●	whether the director candidate has relevant expertise or experience and would be able to offer advice and guidance to management based on that expertise or experience;

●	whether the director candidate has the financial expertise or other professional, educational or business experience relevant to understanding to the Corporation’s business;

●	whether the director candidate has sufficient time available to devote to the Corporation;

●	whether the director candidate has the ability to make independent, analytical inquiries and challenge management;

●	whether the director candidate will be committed to represent and advance the long-term interests of the Corporation’s shareholders; and

●	whether the director candidate meets the independence requirements of Nasdaq.

The Nominating and Corporate Governance Committee does not have a formal policy regarding director diversity.  The Nominating and Corporate Governance Committee believes that the directors should encompass a range of experience, viewpoints, qualifications, attributes and skills in order to provide sound and prudent guidance on the Corporation’s operations. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criteria is necessarily applicable to all prospective nominees.

Included in the director nominee’s or current director’s biography are the particular experiences, qualifications, attributes or skills that led the Board to the conclusion that each director nominee or director should serve as a director of the Corporation.  Each director brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience.  We believe all of our directors have integrity and honesty and adhere to high ethical standards.  They have each demonstrated business acumen and an ability to exercise sound judgment, as well as commitment of service to the Corporation and the Board.

The following table sets forth certain information concerning the nominees and the persons whose terms as directors will continue after the Annual Meeting.

Name, Age (as of February 19, 2015) and Occupation	Director Since	Term Expires

Nominees for Election

Philip N. Seamon (67) became a director in September 2006.  Currently, Mr. Seamon is President of Philip N. Seamon, Inc., a consulting firm specializing in operational and financial business restructuring services.  Until his retirement in August 2006, Mr. Seamon was a senior managing director in the corporate finance practice of FTI Consulting, Inc., a provider of a wide range of business and financial advisory and consulting services. Previously, Mr. Seamon was a partner and the service line leader of PricewaterhouseCoopers’ Business Recovery Services practice in their Philadelphia office. FTI Consulting acquired this practice in September 2002. Prior to joining PricewaterhouseCoopers, Mr. Seamon held management and partnership positions in both commercial and investment banking organizations.

Mr. Seamon provides IntriCon with expertise in financial and accounting matters as well as experience in mergers and acquisitions and business restructuring.

	2006	2015
Nicholas A. Giordano (72) became a director in December 2000.  Mr. Giordano has been a business consultant and investor since 1997.  Mr. Giordano was Interim President of LaSalle University from July 1998 to June 1999.  From 1981 to 1997, Mr. Giordano was President and Chief Executive Officer of the Philadelphia Stock Exchange.  Mr. Giordano serves as a trustee of Wilmington Funds and Kalmar Pooled Investment Trust, mutual funds, and as a director of Independence Blue Cross of Philadelphia, a health insurance company, and The RBB Fund, Inc., a mutual funds company.  Mr. Giordano also served as a director of Commerce Bancorp, Inc. in 2007-2008.  Messrs. Giordano and Masucci are first cousins.

Mr. Giordano’s financial and investment background provides the Corporation with perspective and guidance on accounting and financial matters.  His service as an outside director of other companies (including public companies) provides valuable insight on corporate governance and business matters.  He is the Board’s audit committee financial expert.
	2000	2015

Name, Age (as of February 19, 2015) and Occupation	Director Since	Term Expires

Continuing Directors
Mark S. Gorder (68) became a director in January 1996.  Mr. Gorder has served as the President and Chief Executive Officer of the Corporation since April 2001; President and Chief Operating Officer of the Corporation from December 2000 to April 2001; and Vice President of the Corporation from 1996 to December 2000.  Mr. Gorder has been President and Chief Executive Officer of IntriCon, Inc., a subsidiary of the Corporation, since 1983.

Mr. Gorder’s day to day leadership of the Corporation, as Chief Executive Officer, provides him with intimate knowledge of the Corporation’s operations and the markets in which the Corporation operates.  Also, as co-founder of the Corporation’s subsidiary, IntriCon, Inc. he provides strategic guidance.  The Board believes that Mr. Gorder provides unique insights into the Corporation’s challenges, opportunities and operations.

	1996	2016
Michael J. McKenna (80) became a director in June 1998 and has served as Chairman of the Board of Directors of the Corporation since April 2001.  In March 2001, Mr. McKenna retired as the Vice Chairman and a Director of Crown, Cork & Seal Company, Inc. (now Crown Holdings, Inc.), a manufacturing company.  From 1995 to 1998, Mr. McKenna was the President and Chief Operating Officer and, prior to 1995, was the Executive Vice President and President of the North American Division of Crown, Cork & Seal Company, Inc.

As the retired Vice Chairman, director and former executive of Crown, Cork & Seal, Mr. McKenna brings a global business perspective from his leadership positions as well as operational and sales experience.  In addition, as the director with the longest tenure among the independent directors, Mr. McKenna also has considerable knowledge about the operations and background of IntriCon.

	1998	2016
Robert N. Masucci (77) became a director in February 2002.  Mr. Masucci has served as the Chairman of the Board of Montgomery Capital Advisors, Inc., a consulting company, since 1990 and Chairman of the Board of Barclay Brand Corporation, a distribution company, since 1996.  Prior to 1990, Mr. Masucci was President and Chief Executive Officer of Drexel Industries, Inc., a forklift manufacturer.  Mr. Masucci also served as a director of Agfeed Industries, Inc., a commercial hog producer and a premix feed company in China, during 2007.  Messrs. Masucci and Giordano are first cousins.

As a former chief executive officer of a publicly traded manufacturing company, Mr. Masucci provides IntriCon with guidance on business operations, strategic planning and accounting and financial matters.  Mr. Masucci also has mergers and acquisitions experience.
	2002	2017

Independence of the Board of Directors

Under our corporate governance guidelines, the Board, with the assistance of legal counsel and the Nominating and Corporate Governance Committee, uses the current standards for “independence” established by the Nasdaq Stock Market, referred to in the remainder of this proxy statement as “Nasdaq,” to determine director independence.  The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the corporate governance rules of Nasdaq:  Messrs. Giordano, Masucci, McKenna and Seamon.

The independence standards of Nasdaq are composed of objective standards and subjective standards. Under the objective standards, a director will not be deemed independent if he directly or indirectly receives payments for services (other than as a director) in excess of certain thresholds or if certain described relationships exist. Under the subjective independence standard, a director will not be deemed independent if he has a material relationship with the Corporation that, in the view of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under the Nasdaq rules, an independent director must satisfy both the objective and the subjective standards.

In evaluating the independence of Mr. McKenna, the Board considered that a partner of the law firm retained by the Corporation since 2002 is the son-in-law of Mr. McKenna.  See “—Certain Relationships and Related Party Transactions.”  The Board determined that Mr. McKenna was independent under the objective Nasdaq standards because: (i) no payments were made to Mr. McKenna or his son-in-law directly in exchange for the services provided to the Corporation by the law firm and (ii) the amounts paid to the law firm did not exceed the thresholds contained in the Nasdaq standards.  The Board also determined that Mr. McKenna was independent under the subjective Nasdaq standard for the reasons discussed above and because Mr. McKenna’s son-in-law was not personally involved in the law firm’s legal representation of the Corporation.

Board Leadership Structure and Risk Oversight

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Corporation and the day to day leadership and performance of the Corporation, while the Chairman of the Board provides guidance and sets the agenda for Board meetings and presides over meetings of the full Board.  The Board believes that this structure ensures a greater role for the independent directors in the oversight of the Corporation and active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board.  The Chairman of the Board also acts as a key liaison between the Board and management.

The Board of Directors as a whole is responsible for consideration and oversight of risks facing the Corporation, and is responsible for ensuring that material risks are identified and managed appropriately.  Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues.  Financial risks are overseen by the Audit Committee which meets with management to review the Corporation’s major financial risk exposure and the steps management has taken to monitor and control such exposures.  Compensation risks are overseen by the Compensation Committee.  Members of the Corporation’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures.  Additional review or reporting on risks is conducted as needed or as requested by the Board or committee.

Communication with the Board

Shareholders may communicate with the Board of Directors, including any individual director, by sending a letter to the Board of Directors, c/o Corporate Secretary, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112.  The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.  If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Meetings of the Board and Committees

The Corporation’s Board of Directors held six meetings in 2014.  During 2014, all directors of the Corporation attended at least 75% of the total number of meetings of the Board of Directors of the Corporation and all committees of which they were members.

Attendance at Annual Meeting of Shareholders

The Board of Directors has adopted a policy that all of the directors should attend the annual meeting of shareholders, absent exceptional cause.  All five of the directors attended the 2014 annual meeting of shareholders.

Code of Ethics

The Corporation has adopted a code of ethics that applies to its directors, officers and employees, including its chief executive officer, chief financial officer, controller and persons performing similar functions. Copies of the Corporation’s code of ethics are available without charge upon written request directed to Cari Sather, Director of Human Resources, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, MN 55112.  A copy of the code of ethics is also available on the Corporation’s website: www.intricon.com.  The Corporation intends to satisfy the disclosure requirement under Item 5.05 of SEC Form 8-K regarding any future amendments to a provision of its code of ethics by posting such information on the Corporation’s website: www.intricon.com.

Director Compensation for 2014

Each non-employee director is entitled to a base annual retainer of $24,000.  For their services in such capacities, the Chairman of the Board is entitled to receive an additional annual retainer of $25,000, the Chairman of the Audit Committee is entitled to receive an additional annual retainer of $10,000 and the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee is entitled to receive an additional annual retainer of $5,000.  All retainers are paid in quarterly installments.  Each non-employee director also receives $1,500 for each Board and committee meeting attended in person and $500 for each telephonic Board and committee meeting attended; however, no fee is payable for telephonic board and committee meetings that last less than 30 minutes.

Directors are eligible to receive awards under the 2006 Equity Incentive Plan.  The Compensation Committee has approved the automatic grant of options to non-employee directors who are re-elected or continue as a non-employee director at each annual meeting of shareholders as follows:  Chairman of the Board - options to purchase 12,000 shares of common stock and each other non-employee director - options to purchase 10,000 shares of common stock.  Accordingly, following the 2014 annual meeting, Mr. McKenna, in his capacity as Chairman of the Board, was granted an option to purchase 12,000 shares of common stock, while each of Messrs. Giordano, Masucci, and Seamon was granted an option to purchase 10,000 shares of common stock, in each case at an exercise price of $6.82 per share, the fair market value on the date of the grant.  Assuming that they are re-elected or continue as a director, as the case may be, at the 2015 annual meeting, the Chairman of the Board will receive an option to purchase 12,000 shares of common stock, and each of the other non-employee directors will receive an option to purchase 10,000 shares of common stock, in each case at an exercise price equal to the fair market value of the shares of common stock on the date of the 2015 Annual Meeting.  These options will be granted under the 2015 Equity Incentive Plan if approved by the shareholders at the 2015 Annual Meeting; however, if the 2015 Equity Incentive Plan is not approved by shareholders, these options will be granted under the 2006 Equity Incentive Plan.  All director options vest in three equal, annual installments beginning one year after the date of grant, except that the options will become immediately exercisable upon a “change in control” as defined in the 2006 Equity Incentive Plan or the death, disability or retirement of the recipient, and expire ten years after the date of grant, unless terminated earlier by the terms of the option.

The following table sets forth information concerning the compensation earned during the year ended December 31, 2014 by each of our directors that was not also an employee.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	All Other Compensation ($)	Total ($)
Nicholas A. Giordano	53,500	—	68,200	—	121,700
Robert N. Masucci	48,500	—	68,200	—	116,700
Michael J. McKenna	68,500	—	81,840	—	150,340
Philip N. Seamon	48,500	—	68,200	—	116,700

(1)
We have not granted any stock awards to our directors.  Under the Non-Employee Director and Executive Officer Stock Purchase Program, directors may purchase shares of common stock directly from the Corporation at the last reported sale price on the date that the election to purchase is made.

(2)
The amounts included in the “Option Awards” column represent the aggregate grant date fair value of stock awards granted during 2014 computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB Codification Topic 718”).  For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2014.  The amounts shown include the impact of option forfeitures during 2014.  A total of 43,100 options were forfeited under all plans during 2014.  As of December 31, 2014, the number of stock option awards held by our non-employee directors was: Mr. Giordano – 90,000; Mr. Masucci – 90,000; Mr. McKenna – 104,000; and Mr. Seamon – 85,000.

Director Share Ownership Requirements

In April 2006, the Nominating and Corporate Governance Committee adopted a policy that all directors must purchase and own shares of common stock with a purchase price equal to at least one-year’s annual director fees.  All directors are in compliance with this policy.

Committees of the Board

The Board of Directors of the Corporation has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee.  The Board of Directors of the Corporation has appointed a standing Audit Committee consisting of Messrs. Giordano (Chairman), Masucci, McKenna and Seamon.  The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable Nasdaq corporate governance rules and SEC regulations.  In addition, the Board of Directors has determined that Mr. Giordano qualifies as an audit committee financial expert, as defined in applicable SEC rules.  The Audit Committee held seven meetings in 2014.

The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Audit Committee are to monitor the integrity of the financial statements of the Corporation, the compliance by the Corporation with legal and regulatory requirements and the independence and performance of the Corporation’s independent auditors.  The Audit Committee also approves all related party transactions and establishes procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.  In addition, the Committee selects the firm to be engaged as the Corporation’s independent public accountants, and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002.  The report of the Audit Committee appears on page 45.

Compensation Committee.  The Board of Directors of the Corporation has appointed a standing Compensation Committee currently consisting of Messrs. Masucci (Chairman), Giordano, McKenna and Seamon.  The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable Nasdaq corporate governance rules.  The Compensation Committee reviews and makes recommendations to the Board of Directors concerning officer compensation and officer and employee bonus programs and administers the Corporation’s equity plans.  The Compensation Committee met three times in 2014.

The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Compensation Committee are to formulate, evaluate and approve the compensation of the Corporation’s executive officers, oversee all compensation programs involving the issuance of the Corporation’s stock and other equity securities of the Corporation, and, if required, review and discuss with the Corporation’s management the Compensation Discussion and Analysis and preparing the Committee’s report thereon for inclusion in the Corporation’s annual proxy statement in accordance with applicable rules and regulations.

A discussion of the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is included in “Executive Compensation — Processes and Procedures for the Determination of Executive Officer and Director Compensation.”

Nominating and Corporate Governance Committee.  The Board of Directors of the Corporation has appointed a standing Nominating and Corporate Governance Committee currently consisting of Messrs. Seamon (Chairman), Giordano, Masucci and McKenna.  The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in applicable Nasdaq corporate governance rules.  The Nominating and Corporate Governance Committee met two times in 2014.

The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Nominating and Corporate Governance Committee are to identify individuals qualified to become members of the Board consistent with the criteria approved by the Committee, consider nominees made by shareholders in accordance with the Corporation’s bylaws, select, or recommend to the Board, the director nominees for each annual shareholders meeting, recommend to the Board the directors to be appointed to each Committee of the Board, recommend to the Board whether to increase or decrease the size of the Board, develop and recommend to the Board corporate governance principles and oversee the evaluations of the Board and senior management.

Director Nomination Process

Consideration of Director Candidates Recommended by Shareholders.  The Nominating and Corporate Governance Committee will consider properly submitted shareholder recommendations for director candidates.  A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112 with the following information:

●	the name and address of the shareholder making the recommendation and of each recommended nominee;

●
a representation that the shareholder is a holder of record, and/or a beneficial owner, of voting stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) recommended if nominated;

●
a description of all arrangements and understandings between the shareholder and each recommended nominee and any other person(s), naming such person(s), pursuant to which the recommendation was submitted by the shareholder;

●
such other information regarding each recommended nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating and Corporate Governance Committee, including the principal occupation of each recommended nominee; and

●	the consent of each recommended nominee to serve as a director if so nominated and elected.

The deadline for submitting the letter recommending a prospective director nominee for the 2016 annual meeting of shareholders is November 9, 2015.  All late or non-conforming recommendations will be rejected.

In addition, under the Corporation’s bylaws, shareholders are permitted to nominate directors to be elected at a meeting of shareholders by providing notice and the other required information specified in the bylaws.  Although shareholders may nominate directors, such nominees will not appear in the Corporation’s proxy statement or in the proxy solicited by the Board of Directors.   The Corporation’s amended and restated bylaws are available, at no cost, at the SEC’s website, www.sec.gov, as Exhibit 3.1 to the Corporation’s Current Report on Form 8-K filed October 12, 2007 or upon the shareholder’s written request directed to the Corporate Secretary at the address given above.

Director Qualifications.  The Nominating and Corporate Governance Committee has the sole authority to select, or to recommend to the Board of Directors, the Board of Director nominees to be considered for election as a director.  The Nominating and Corporate Governance Committee does not have any specific minimum qualifications that must be met by a nominee other than nominees for director must be at least 21 years old.  Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable Nasdaq and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties.  The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director’s duties, including attendance at Board and committee meetings and review of the Corporation’s financial statements and reports, SEC filings and other materials.  Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

Additional special criteria apply to directors being considered to serve on a particular committee of the Board.  For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand the Corporation’s financial statements.

Identifying and Evaluating Nominees for Director.  The Nominating and Corporate Governance Committee assesses the appropriate size of the Board in accordance with the limits fixed by the Corporation’s charter and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders.  If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members as well as management, shareholders and other parties.  The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates.  Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to the Corporation during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director’s independence, as well as any special qualifications required for membership on any committees on which such director serves.  When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating and Corporate Governance Committee meeting at which such director’s potential nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under applicable Nasdaq corporate governance rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected.  In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee interviews the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

SHARE OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS, DIRECTORS AND CERTAIN OFFICERS

The following table sets forth certain information as of February 19, 2015, concerning beneficial ownership of the shares of common stock by (i) persons or groups of persons shown by SEC records to own beneficially more than 5% of the shares of common stock, (ii) directors and nominees, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group:

Name	Number of Shares Beneficially Owned(1) (2)	Percent of Class
The Trust Company of New Jersey (3) 35 Journal Square Jersey City, NJ 07306	463,700	7.9%

Amivest Capital Management.(4) 275 Broadhollow Road Melville, NY 11747	448,700	7.7%

Estate of Siggi B. Wilzig (5). c/o Herrick, Feinstein LLP 2 Penn Plaza Newark, NJ 07105	336,575	5.8%

Dimensional Fund Advisors LP(6) Palisades West, Building One 6300 Bee Cave Road Austin, Texas, 78746	302,158	5.2%

Mark S. Gorder Director, President and Chief Executive Officer(7)	600,284	10.0%

Michael J. McKenna Chairman of the Board of Directors	196,626	3.3%

Nicholas A. Giordano Director	131,390	2.2%

Robert N. Masucci Director	182,202	3.1%

Philip N. Seamon Director	75,001	1.3%

Michael P. Geraci Vice President, Sales and Marketing	111,163	1.9%

Dennis L. Gonsior Vice President, Global Operations	123,309	2.1%

Greg Gruenhagen Vice President, Quality and Regulatory Affairs	73,153	1.2%

Scott Longval Chief Financial Officer, Secretary, and Treasurer	116,454	2.0%

All Directors and Executive Officers as a Group (9 persons)	1,609,582	24.0%

(1)	Unless otherwise indicated, each person has sole voting and investment power with respect to all such shares. The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission.  The information does not necessarily indicate beneficial ownership for any other purpose.  The same shares of common stock may be beneficially owned by more than one person.  Beneficial ownership, as set forth in the regulations of the Securities and Exchange Commission, includes securities as to which the person has or shares voting or investment power.  shares of common stock issuable upon the exercise or conversion of securities currently exercisable or convertible or exercisable or convertible within 60 days of February 20, 2014 are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.  Beneficial ownership may be disclaimed as to certain of the securities.

(2)
In the case of the Corporation’s directors and executive officers, includes the following shares which such person has the right to acquire within 60 days of February 19, 2015 through the exercise of stock options:

Name	Number of Shares Subject to Options
Mark S. Gorder	180,834
Michael J. McKenna	80,000
Nicholas A. Giordano	70,001
Robert N. Masucci	70,001
Philip N. Seamon	65,001
Michael P. Geraci	107,500
Dennis L. Gonsior	107,500
Greg Gruenhagen	70,000
Scott Longval	97,500
All Directors and Executive Officers as a Group	848,337

(3)	Based upon a Schedule 13G/A filed with the SEC on February 9, 2004.

(4)	Based upon a Schedule 13G/A filed with the SEC on January 22, 2007. According to the Schedule 13G, Amivest Capital Management is an investment adviser and has sole power to vote the shares reported.

(5)	Based upon a Schedule 13D filed with the SEC on October 2, 2003.

(6)
Based upon a Schedule 13G/A filed with the SEC on February 5, 2015.  According to the Schedule 13G/A, Dimensional Fund Advisors LP (“Dimensional”), is an investment advisor that furnishes investment advice to four investment companies, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts.  These investment companies, trusts and accounts are the “Dimensional Funds.”  In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Dimensional Funds.  In its role as investment advisor, sub-advisor and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the shares of common stock that are owned by the Dimensional Funds, and may be deemed to be the beneficial owner of the shares of common stock held by the Dimensional Funds; however, all shares of common stock are owned by the Dimensional Funds.  The Schedule 13G/A states that to Dimensional’s knowledge, no one Dimensional Fund beneficially owns five percent or more of the shares of common stock.  Dimensional disclaims beneficial ownership of all of the shares of common stock.

(7)
Includes 180,834 shares which Mr. Gorder has the right to acquire within 60 days of February 19, 2015 through the exercise of stock options.  Also includes 5,000 shares of common stock owned by his spouse and 14,000 shares of common stock owned by his daughters.  Mr. Gorder has pledged 146,000 shares of common stock and his spouse has pledged 5,000 shares of common stock as security for a loan.  Mr. Gorder’s business address is 1260 Red Fox Road, Arden Hills, MN 55112.

EXECUTIVE COMPENSATION

Background

The Compensation Committee of our Board of Directors administers our compensation program for executive officers.  The objectives of our compensation program are to attract and retain talented and dedicated executive officers and to align a significant portion of their compensation with our business objectives and performance and the interests of our shareholders.

Elements of Executive Compensation

Our compensation program for executive officers consists of the following elements:

Base Salary.  Base salary is designed to reward the performance of our executive officers in their daily fulfillment of their responsibilities to us.  The Compensation Committee determines the base salary of each of our executive officers by evaluating their scope of responsibilities and experience, years of service with us, our performance and the performance of each of the executive officers during the past year, the executive’s future potential and competitive salary practices.  We believe that our base salaries are competitive with other companies of our size.

Annual Cash Incentive Compensation.

The Compensation Committee’s philosophy is that a significant portion of the total potential compensation of our executive officers should depend upon the degree of our financial and strategic success in a particular year.

In March 2012, the Compensation Committee adopted the Annual Incentive Plan for Executives and Key Employees.  For more information, see “Annual Incentive Plan.”

Long-Term Incentive Compensation in the Form of Stock Awards.   In 2006, our Board of Directors and shareholders approved the 2006 Equity Incentive Plan.  The 2006 Equity Incentive Plan is designed to:

●	promote the long-term retention of our employees, directors and other persons who are in a position to make significant contributions to our success;

●	further reward these employees, directors and other persons for their contributions to our growth and expansion;

●	provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and

●	further align the interests of these employees, directors and other persons with those of our shareholders.

To achieve these purposes, the 2006 Equity Incentive Plan permits the Compensation Committee to make awards of stock options, stock appreciation rights, restricted stock or unrestricted stock, deferred stock, restricted stock units or performance awards for our shares of common stock.  For more information concerning the 2006 Equity Incentive Plan, see “Equity Plans  - 2006 Equity Incentive Plan” below.

Stock options are granted at the fair market value of our shares of common stock on the date of grant.  Stock options are granted based on various factors, including the executive’s ability to contribute to our long-term growth and profitability.

If the 2015 Equity Incentive Plan is approved, then no new options will be granted under the 2006 Equity Incentive Plan and the 2015 Equity Incentive Plan will replace the 2006 Equity Incentive Plan.

Employee Stock Purchase Plan.  All of our fulltime employees, including our executive officers (other than Mr. Gorder), are entitled to participate in our Employee Stock Purchase Plan.  Under this Plan, employees may purchase our shares of common stock at a discount of up to 10% through payroll deductions.

Non-Employee Director and Executive Officer Stock Purchase Program.  Under the Non-Employee Director and Executive Officer Stock Purchase Program, directors and executive officers may purchase shares of common stock directly from the Corporation at the last reported sale price on the date that the election to purchase is made.  During 2014, a total of 1,000 shares of common stock were purchased under this program.

Other Benefits.  All of our fulltime employees, including our executive officers, are entitled to participate in our health insurance, life insurance and 401(k) plans.  We also maintain a disability insurance policy on behalf of certain of the members of our senior management, including our executive officers, that is in addition to the disability benefits that we maintain for our salaried employees.

Additional Benefits Payable to the Chief Executive Officer.  Mr. Gorder, our Chief Executive Officer, receives additional benefits under our employment agreement with him.  Under the employment agreement, we are required to reimburse Mr. Gorder for his country club membership fees.  We are also required to provide Mr. Gorder with an automobile for use in connection with the performance of his duties under the employment agreement and reimburse him for all expenses reasonably incurred by him for the maintenance and operation, including fuel, of the automobile.

Processes and Procedures for the Determination of Executive Officer and Director Compensation

Scope of Authority of the Compensation Committee.  The scope of the Compensation Committee’s authority and responsibilities is set forth in its charter, a copy of which is available on our website at www.intricon.com.  The Compensation Committee’s authority includes the authority to:

●
determine the following with respect to our executive officers: (i) the annual base salary level, (ii) the annual incentive opportunity level, (iii) the long-term incentive opportunity level, (iv) employment agreements, severance agreements, change in control agreements/provisions and other compensatory arrangements, in each case as, when and if appropriate, and (v) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms; and

●
determine the compensation payable to directors and members of committees of the board, including the Chairman of the Board and the Chairman of each committee, other than directors who are our salaried employees.

Delegation of Authority.  As provided under the Compensation Committee’s charter, the Compensation Committee may delegate its authority to special subcommittees of the Compensation Committee as the Compensation Committee deems appropriate, consistent with applicable law and Nasdaq listing standards.  Additionally, the 2006 Equity Incentive Plan permits the Compensation

Committee, subject to criteria, limitations and instructions as the Compensation Committee determines, to delegate to an appropriate officer of the Corporation the authority to determine the individual participants under that Plan and amount and nature of the award to be issued to such participants; provided, that no awards may be made pursuant to such delegation to a participant who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. To date, the Compensation Committee has not delegated its responsibilities other than delegating from time to time to the Chief Executive Officer and Chief Financial Officer the authority to grant a limited number of stock options under the 2006 Equity Incentive Plan to non-executive employees.

Role of Management in Determining or Recommending Executive Compensation.  Traditionally, the Compensation Committee reviews our executive compensation program in December and/or February of each year, although decisions in connection with new hires and promotions are made on an as-needed basis.  Mr. Gorder, our President and Chief Executive Officer, makes recommendations concerning the amount of compensation to be awarded to our executive officers, including himself, but does not participate in the Compensation Committee’s deliberations or decisions.  The Compensation Committee reviews the recommendations together with a “tally sheet” showing all items of executive compensation.  After a presentation by Mr. Gorder, the Committee meets in executive session to discuss and consider the recommendations and makes a final determination.

Role of Compensation Consultants in Determining or Recommending Executive Compensation.  Under its charter, the Compensation Committee has authority to retain, at the Corporation’s expense, such counsel, consultants, experts and other professionals as it deems necessary.   Neither the Compensation Committee nor the Corporation engaged a compensation consultant in 2013.  In 2014, the Corporation engaged Verisight Compensation Consulting Group to conduct an assessment of whether the compensation of our executive officers was competitive based on published survey date and a peer group analysis. Generally, the Verisight analysis showed that the compensation of our executive officers was less than competitive when compared to published survey data and peer groups. The Compensation Committee did not rely on the Verisight analysis in making its compensation decisions for 2015 because it believed that the companies in the peer group had achieved market acceptance of their value proposition and, therefore, were able to support a higher compensation structure.

Say-on-Pay Vote

At the 2014 annual meeting, we held a shareholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote.  Our shareholders approved the compensation of our named executive officers at the 2014 annual meeting, with an overwhelming majority of the votes entitled to be cast voting in favor of our say-on-pay resolution.  As we evaluated our compensation practices for 2015, we were aware of the strong support our shareholders expressed for our compensation philosophy.   As a result, following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our general approach to executive compensation.  We believe our executive compensation program for 2015 advances our goals of attracting and retaining talented and dedicated executive officers and aligning a significant portion of their compensation with our business objectives and performance and the interests of our shareholders.

Determination of Executive Compensation

Base Salary.  Typically, the Compensation Committee reviews and adjusts base salaries on an annual basis.

In December 2014, the Compensation Committee increased the 2015 base salary of each of our executive officers from 3% to 8%, which the Committee believed consistent with inflation and overall market trends.  The base salaries of Mr. Geraci, Mr. Gonsior, and Mr. Gorder were increased 3%, with slightly larger increases awarded to Mr. Longval (8%) and Mr. Gruenhagen (6%) to more closely position them to their respective peer group salary mid-points.

The following table shows the base salaries of our current executive officers as in effect at January 1, 2015:

Name and Principal Position	2015 Annual Base Salary
Mark S. Gorder	$405,820
President and Chief Executive Officer

Scott Longval	$232,740
Chief Financial Officer and Treasurer

Michael P. Geraci	$238,033
Vice President, Sales and Marketing

Dennis L. Gonsior	$222,789
Vice President, Global Operations

Greg Gruenhagen	$200,658
Vice President, Quality and Regulatory Affairs

Annual Cash Incentive Compensation.  In March 2012, the Compensation Committee adopted the Annual Incentive Plan for Executives and Key Employees, referred to as the Annual Incentive Plan.  The targets for the Annual Incentive Plan are adopted each by the Compensation Committee.

No cash bonuses were paid under the Annual Incentive Plan for 2012 and 2013 because the plan targets for such years were not reached.

In March 2014, the Compensation Committee established the targets and bonus amounts for 2014 under the Annual Incentive Plan.  In February 2015, the Compensation Committee determined that the target for 2014 had been achieved at the 84% level and approved a total payout under the 2014 Annual Incentive Plan of $357,687, of which a total of $113,127 was paid to the Named Executive Officers. For more information, see “Summary Compensation Table.”

In February 2015, the Compensation Committee established the targets and bonus amounts for 2015 under the Annual Incentive Plan. For more information, see “Annual Incentive Plan.”

Long-Term Incentive Compensation in the Form of Stock Option Awards. The Compensation Committee generally makes awards on an annual basis but also makes awards in connection with new hires and promotions.

In January 2014, the Compensation Committee awarded stock options to the Corporation’s executive officers under the 2006 Equity Incentive Plan to purchase shares of common stock at an exercise price of $3.85 per share.  Mr. Gorder was awarded options to purchase 12,500 shares of common stock and each of the other Named Executive Officers was awarded options to purchase 7,500 shares of common stock.  For information concerning stock options held by our executive officers as of December 31, 2014, see “—Outstanding Equity Awards at Fiscal Year End.”

In January 2015, the Compensation Committee awarded stock options to the Corporation’s executive officers under the 2006 Equity Incentive Plan to purchase shares of common stock at an exercise price of $6.87 per share.  Mr. Gorder was awarded options to purchase 20,000 shares of common stock and each of the other Named Executive Officers was awarded options to purchase 12,000 shares of common stock.

Employment Agreements and Change in Control Arrangements

We have entered into employment agreements with Mark S. Gorder, our President and Chief Executive Officer, and the other Named Executive Officers.

The employment agreement with Mr. Gorder was based on his prior employment agreement and incorporated the provisions of the change in control agreement that was then in effect.  The employment agreements with the other executive officers also contain a similar change in control provision.  Among other things, each employment agreement provides for a fixed employment term, subject to annual renewals, the executive’s base salary and the executive’s right to participate in our bonus plans, equity plans and other employee benefits.  In addition, in the event that (i) there occurs a “change in control” (as defined in the agreements) or sale of our assets accounting for 90% of more of our sales and (ii) the executive’s employment is involuntarily terminated within one year afterwards, the executive will be entitled to payment of his base salary for one year (two years for Mr. Gorder) in a lump sum and continuation of his medical benefits for a period of one year.

The change in control provisions that we use contain a “double trigger” requirement, meaning that for an executive to receive a payment under the change of control provision, there must be both a change of control, as defined in the applicable agreement, and an involuntary termination of the executive’s employment.  The double trigger requirement was chosen to prevent us from having to pay substantial payments in connection with a change in control where an executive had not suffered any adverse employment consequences.  However, all stock options will vest and become immediately exercisable upon a change of control, regardless of whether the executive is involuntarily terminated.

We believe that employment agreements and change in control protections are important to attract and retain talented executive officers and to protect our executive officers from a termination or significant change in responsibilities arising after a change in control.  For more information, see “—Employment Agreements” and “—Potential Payments Upon Termination of Employment or Change in Control.”

Accounting and Tax Considerations

Under our prior stock options plans, the Compensation Committee was limited to issuing stock options.  The Compensation Committee considers making awards using the other types of awards permitted under the 2006 Equity Incentive Plan in light of FASB ASC Topic 718 - Stock Compensation.  This accounting standard requires us to record as compensation expense the grant date fair value of a stock option over the life of the option.  The Compensation Committee considers the compensation expense of option and other equity grants when making future awards; however, given that, traditionally, the Compensation Committee has not made large grants of option awards to our executive officers and employees, we do not expect that the compensation expense associated with option grants will have a material adverse effect on our reported earnings.

Generally, Section 162(m) of the Internal Revenue Code of 1986, referred to as the “Internal Revenue Code,” and the Internal Revenue Service, referred to as the “IRS,” regulations adopted under that section, which are referred to collectively as “Section 162(m),” deny a deduction to any publicly held corporation, such as the Corporation, for certain compensation exceeding $1,000,000 paid during each calendar year to each of the chief executive officer and the three other highest paid executive officers whose compensation must be reported to shareholders in the proxy statement.  Section 162(m) does not apply to qualified performance-based compensation.  Our policy is to maximize the tax deductibility of compensation paid to our most highly compensated executives under Section 162(m).  For example, awards under our 2006 Equity Incentive Plan are intended to satisfy certain of the requirements for an exemption for “qualified performance-based compensation” under Section 162(m).  We do not believe that Section 162(m) will have a material adverse effect on us in 2015.

Summary Compensation Table

The following table summarizes compensation earned during 2014, 2013 and 2012 by our chief executive officer, chief financial officer and each of our executive officers in our continuing operations.  We refer to these individuals throughout this proxy statement as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Mark S. Gorder,	2014	394,000	7,000	48,125	31,000	26,758	506,883
President and Chief Executive	2013	386,250	—	101,250	—	23,592	511,092
Officer (principal executive officer)	2012	375,000	—	92,703	—	23,919	491,622

Scott Longval,	2014	215,500	—	28,875	20,768	1,234	266,377
Chief Financial Officer and	2013	203,300	—	60,750	—	1,211	265,261
Treasurer (principal financial officer)	2012	190,000	—	55,622	—	1,179	246,801

Michael P. Geraci,	2014	231,100	—	28,875	22,271	4,176	286,422
Vice President, Sales and Marketing	2013	226,600	—	60,750	—	4,405	290,965
	2012	220,000	—	55,622	—	3,402	279,024

Dennis L. Gonsior,	2014	216,300	—	28,875	20,845	3,612	269,632
Vice President, Global Operations	2013	206,000	—	60,750	—	3,615	270,365
	2012	200,000	—	55,622	—	2,713	258,335

Greg Gruenhagen,	2014	189,300	—	28,875	18,243	5,602	242,020
Vice President, Quality and	2013	182,000	—	60,750	—	5,483	248,233
Regulatory Affairs	2012	175,000	—	55,622	—	4,544	235,166

(1)
Under the Non-Employee Director and Executive Officer Stock Purchase Program, executive officers may purchase shares of common stock directly from the Corporation at the last reported sale price on the date that the election to purchase is made.  During 2014, the Named Executive Officers purchased a total of 1,000 shares of common stock from the Corporation under this program.

(2)
The amounts included in the “Option Awards” column represent the aggregate grant date fair value of option awards granted during the year indicated, computed in accordance with FASB Codification Topic 718.   For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2014.  The amounts shown include the impact of option forfeitures during 2014.  A total of 43,100 options were forfeited under all plans during 2014.

(3)
Represents amounts payable under the Annual Incentive Plan for services rendered in 2014.  No amounts were payable under the Annual Incentive Plan for 2013 or 2012 because the plan targets were not reached.

(4)
Consists of payment of premiums for group term life insurance maintained for such executives and disability policies maintained for certain executives.  In the case of Mr. Gorder, such amount also includes payment of country club membership dues and payment for his automobile lease and related expenses.

Employment Agreements

We have entered into employment agreements with Mark S. Gorder, our President and Chief Executive Officer, and our executive officers.

The employment agreements contain the following material terms:

●
a current employment term expiring on April 30, 2015, subject to automatic renewal for additional one year terms unless either party gives notice of non-renewal at least sixty (60) days prior to the end of the then current employment term; and

●	a base salary as determined by the Board of Directors or the Compensation Committee, but in no event less than their base salaries for 2007 in effect at the time of the agreement.

For a discussion of the provisions relating to the termination of the employment of the executive officer under certain circumstances, see “—Potential Payments Upon Termination of Employment or Change in Control.”

Annual Incentive Plan

In March 2012, the Compensation Committee adopted the Annual Incentive Plan for Executives and Key Employees, referred to as the Annual Incentive Plan.  Under the Annual Incentive Plan, our executive officers and key employees are eligible to receive incentive compensation based on (i) the Corporation achieving a designated level of financial results, referred to as the “plan target,” for a designated calendar year, referred to as a “plan year,” and (ii) if applicable, achievement of designated strategic objectives.   The plan targets and strategic objectives, if any, will be determined each year by the Compensation Committee.  A participant will receive incentive compensation only if the minimum plan target is achieved. No cash bonuses were paid under the Annual Incentive Plan for 2012 and 2013 because the plan targets for such years were not reached.  In February 2015, the Compensation Committee determined that the target under the Annual Incentive Plan for 2014 had been achieved at the 84% level and approved a total payout under the 2014 Annual Incentive Plan of $357,687, of which a total of $113,127 was paid to the Named Executive Officers.

In February 2015, the Compensation Committee established the targets and bonus amounts for 2015 under the Annual Incentive Plan. For 2015, based on the Corporation achieving a targeted range of net income, Mr. Gorder will be eligible to receive incentive compensation ranging from 2% to 40% of his plan year base salary and each of the other Named Executive Officers will be eligible to receive incentive compensation ranging from 3% to 35% of their plan year base salary.  Other employees are eligible to receive from 2% to 17% of their plan year base salaries depending upon their tier level. Between these points, the amount of the incentive compensation available will increase or decrease proportionately based upon the Corporation achieving more or less than the midpoint of the target range; however, no incentive compensation will be paid if the Corporation achieves less than the low end of the target range and the maximum incentive compensation payable is capped at the Corporation achieving the high end of the target range.

The plan target is based on 2015 net income; provided, that the plan target must be achieved after accruing any incentive compensation payable under the Annual Incentive Plan.  In addition, the Named Executive Officers will not be entitled to incentive compensation at the minimum plan target level unless certain strategic objectives for 2015 are achieved.  The Committee did not otherwise impose any strategic objectives because the Committee believed that reaching the plan targets would necessitate meeting any strategic objectives they would otherwise have imposed.  The Committee has the discretion to determine whether (and at what level) the plan target and strategic objectives have been satisfied and to adjust the plan target and strategic objectives as circumstances warrant.  The Committee has the authority to weight the importance of the strategic objectives and to determine the amount of the awards if less than all of the strategic objectives are achieved.

The following table shows the potential amounts payable to our Named Executive Officers under the Annual Incentive Plan at different levels of the 2015 plan target.

	Potential incentive compensation payable under the Annual Incentive Plan at the following levels of the 2015 Plan Target:

	Minimum	Target	Maximum
Name	Potential Incentive Compensation
Mark S. Gorder	$8,125	$51,250	$160,875
Scott Longval	7,157	32,859	81,205
Michael P. Geraci	7,320	33.607	83,051
Dennis L. Gonsior	6,851	31,454	77,733
Greg Gruenhagen	6,171	28,330	70,011

Equity Plans

The following descriptions summarize our equity plans pursuant to which eligible employees, including the Named Executive Officers, and directors receive equity based awards.  Our 2006 Equity Incentive Plan replaced our 2001 Stock Option Plan (described below) and the Amended and Restated Non-Employee Director Stock Option Plan, referred to collectively as the “Old Plans.”  No additional grants may be made under the Old Plans.  Outstanding grants under the Old Plans continue to be governed by their terms and the terms of the Old Plans.

In February 2014, the Board approved amendments to the 2006 Equity Incentive Plan and the Old Plans to permit “cashless” exercises for all stock options issued under such plans, regardless of whether the form of option agreement or award contains such a provision.

In February 2015, the Board approved amendments to the 2006 Equity Incentive Plan and the Old Plans to provide that outstanding options under such plans will vest and become fully exercisable, and will be exercisable for the balance of the original term of the option, in the event of the termination of the participant from the Corporation due to death, disability or retirement, regardless of any contrary provision in the form of option agreement.

2006 Equity Incentive Plan

Shareholders approved the 2006 Equity Incentive Plan in April 2006 and, in April 2010 and May 2012, approved amendments to the 2006 Equity Incentive Plan to, among other things, increase the shares of common stock authorized for issuance under that plan by 250,000 shares in 2010 and by 300,000 shares in 2012.

The 2006 Equity Incentive Plan permits grants of incentive stock options, options not intended to qualify as incentive stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock units, deferred stock units, performance awards, supplemental cash awards and combinations of the foregoing.

The 2006 Equity Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines the type of awards to be granted under the 2006 Equity Incentive Plan; selects award recipients and determines the extent of their participation; determines the method or formula for establishing the fair market value of the shares of common stock for various purposes under the 2006 Equity Incentive Plan; and establishes all other terms, conditions, restrictions and limitations applicable to awards and the shares of common stock issued pursuant to awards, including, but not limited to, those relating to a participant’s retirement, death, disability, leave of absence or termination of employment. The Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards or the shares of common stock issued pursuant to awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the 2006 Equity Incentive Plan, other than a reduction of the exercise price of an option after the grant date and subject to the provisions of Section 162(m) of the Internal Revenue Code with respect to “covered employees,” as defined in Section 162(m) of the Internal Revenue Code, except that the Committee may not, without the consent of the holder of an award or unless specifically authorized by the terms of the plan or an award, take any action with respect to such award if such action would adversely affect the rights of such holder.

The maximum total number of shares for which awards may be granted under the 2006 Equity Incentive Plan, as amended, is 1,248,500 shares of common stock, subject to appropriate adjustment in a manner determined by the Board of Directors to reflect changes in the Corporation’s capitalization; however, such authorized share reserve will be increased from time to time by a number of shares equal to the number of shares of common stock that are issuable pursuant to grants outstanding under the Old Plans as of April 26, 2006 that, but for the termination and/or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation or forfeiture of such options.

As of February 19, 2015:

●	options to purchase 1,287,014 shares of common stock were outstanding under the 2006 Equity Incentive Plan;

●	the total number of shares available for new awards under the 2006 Equity Incentive Plan was 50,214 shares of common stock; and

●
options to purchase 146,800 shares of common stock were outstanding under the Old Plans, which shares will become available for new awards under the 2006 Equity Incentive Plan in the event of the cancellation, expiration, forfeiture or repurchase of such awards.

The maximum number of shares of common stock for which stock options may be granted to any person in any fiscal year and the maximum number shares of common stock subject to SARs granted to any person in any fiscal year each is 50,000.  The maximum number of shares of common stock subject to other Awards granted to any person in any fiscal year is 50,000 shares.

If the 2015 Equity Incentive Plan is approved by shareholders, then no new awards will be granted under the 2006 Equity Incentive Plan.

2001 Stock Option Plan

The 2001 Stock Option Plan provided for the grant of incentive stock options (as defined in Section 422 of the Internal Revenue Code) and non-qualified stock options for officers and other key employees of the Corporation.

The Compensation Committee administers the 2001 Stock Option Plan.  Non-qualified stock options granted under the 2001 Stock Option Plan were required to have a per share exercise price of at least the fair market value of the shares of common stock on the date of grant.  Incentive stock options granted under the 2001 Stock Option Plan were required to have a per share exercise price of at least 100% of the fair market value of the shares of common stock on the date of grant, and not less than 110% of the fair market value in the case of incentive stock options granted to an employee who holds more than 10% of the total voting power of all classes of the Corporation’s stock or any parent or subsidiary’s stock.  Payment of the exercise price or purchase price with respect to any award may be made in cash or other consideration as determined by the Compensation Committee.  The term of an option cannot be longer than 10 years from the date of grant or five years from the date of grant of an incentive stock option in the case of a greater than 10% shareholder.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes stock option awards held by our Named Executive Officers as of December 31, 2014.  We do not have any outstanding stock awards.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mark S. Gorder,	50,000		2.45	7/27/2015
President and Chief Executive Officer	15,000		5.35	12/11/2016
(principal executive officer)	25,000		14.70	12/10/2017
	20,000		4.69	12/09/2018
	25,000		4.53	4/27/2021
	16,667	8,333(1)	6.26	1/2/2022
	8,333	16,667(2)	4.05	1/5/2023
	—	12,500(3)	3.85	1/2/2024

Scott Longval,	25,000		5.30	7/18/2016
Chief Financial Officer and Treasurer	5,000		5.35	12/11/2016
(principal financial officer)	15,000		14.70	12/10/2017
	10,000		4.69	12/09/2018
	15,000		4.53	4/27/2021
	10,000	5,000(1)	6.26	1/2/2022
	5,000	10,000(2)	4.05	1/5/2023
	—	7,500(3)	3.85	1/2/2024

Michael P. Geraci,	25,000		2.45	7/27/2015
Vice President, Sales and Marketing	10,000		5.35	12/11/2016
	20,000		14.70	12/10/2017
	10,000		4.69	12/09/2018
	15,000		4.53	4/27/2021
	10,000	5,000(1)	6.26	1/2/2022
	5,000	10,000(2)	4.05	1/5/2023
	—	7,500(3)	3.85	1/2/2024

Dennis L. Gonsior,	25,000		2.45	7/27/2015
Vice President, Global Operations	10,000		5.35	12/11/2016
	20,000		14.70	12/10/2017
	10,000		4.69	12/09/2018
	15,000		4.53	4/27/2021
	10,000	5,000(1)	6.26	1/2/2022
	5,000	10,000(2)	4.05	1/5/2023
	—	7,500(3)	3.85	1/2/2024

Greg Gruenhagen,	5,000		2.45	7/27/2015
Vice President, Quality and Regulatory	2,500		5.35	12/11/2016
Affairs	10,000		14.70	12/10/2017
	10,000		4.69	12/09,2018
	15,000		4.53	4/27/2021
	10,000	5,000(1)	6.26	1/2/2022
	5,000	10,000(2)	4.05	1/5/2023
	—	7,500(3)	3.85	1/2/2024

(1)	The unvested balance of this option vests on January 2, 2015.

(2)	The unvested balance of this option vests in two equal installments on each of January 5, 2015 and 2016.

(3)	The unvested balance of this option vests in three equal installments on each of January 2, 2015, 2016 and 2017.

Potential Payments Upon Termination of Employment or Change in Control

Our employment agreements with our Named Executive Officers provide the following material terms in the event of the termination of the employment of the executive under certain circumstances:

●
in the event of the termination of the executive’s employment without cause, we are required to pay the executive’s base salary and medical benefits for a severance period equal to one year (two years in the case of Mr. Gorder with respect to salary); provided that for any executive that has less than 12 years of continuous service with us, the severance period will be equal to 30 days for each year of continuous full-time employment, but in no event less than 90 days or more than one year. We are required to pay the present value of the base salary in a lump sum, using a discount rate of 6%;

●
in the event that (i) there occurs a change in control or sale of our assets accounting for 90% of more of our sales and (ii) the executive’s employment is involuntarily terminated within one year afterwards, we are required to pay the executive’s base salary for one year (two years for Mr. Gorder) in a lump sum and to continue medical benefits for a period of one year;

●
in the sole and absolute discretion of the Board of Directors, in the event that the executive is terminated without cause or there occurs a change of control followed by the executive’s involuntary termination, we may elect to pay executive a prorated amount of the bonus that executive would have been entitled to receive for the year in which he was terminated;

●
the immediate vesting of all stock options and equity awards held by the executive in the event of a change in control or in the event that the executive’s employment is terminated (i) by us for any reason other than cause or (ii) by the executive under circumstances that constitute an involuntary termination; and

●
a one year non-competition covenant (or, if longer, for so long as the period with respect to which executive is entitled to receive, or has received, payment of severance following a termination by us without cause or change of control) and covenants concerning confidentiality and inventions.

In the event that we give a notice of non-renewal of the term of the agreement to the executive and, within 12 months after the date of the non-renewal notice, the executive’s employment is terminated by us for any reason other than cause or the death or disability of executive, then the executive will be entitled to the severance benefits described above with respect to a termination without cause except that the severance period shall be reduced by the number of days between the date of the non-renewal notice and the termination of executive’s employment.

As defined in the employment agreements:

“Asset Sale” means the sale of our assets (including the stock or assets of our subsidiaries) to which 90% or more of our consolidated sales volume is attributable.

“Cause” means the following, provided that, in the case of circumstances described in the fourth through sixth clauses below, we must have first given written notice to executive, and executive must have failed to remedy the circumstances as determined in the sole discretion of the Board of Directors within 30 days after such notice:

●	fraud or dishonesty in connection with executive’s employment or theft, misappropriation or embezzlement of our funds;

●
conviction of any felony, crime involving fraud or knowing misrepresentation, or of any other crime (whether or not such felony or crime is connected with his employment) the effect of which in the judgment of the Board of Directors is likely to adversely affect us or our affiliates;

●	material breach of executive’s obligations under the employment agreement;

●	repeated and consistent failure of executive to be present at work during normal business hours unless the absence is because of a disability as defined in the agreement;

●	willful violation of any express direction or requirement established by the Board of Directors, as determined by a majority of Board of Directors;

●
insubordination, gross incompetence or misconduct in the performance of, or gross neglect of, executive’s duties under the employment agreement, as determined by a majority of the Board of Directors; or

●	use of alcohol or other drugs which interfere with the performance by executive of his duties, or use of any illegal drugs or narcotics.

“Change of control” of means an “asset sale” or a “change in majority stock ownership.”

“Change in majority stock ownership” means the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, referred to as the “Exchange Act”), including any affiliate or associate as defined in Rule 12b-2 under the Exchange Act of such person, or any group of persons acting in concert, other than us, any trustee or other fiduciary holding securities under an employee benefit plan of ours, or any corporation or other entity owned, directly or indirectly, by our shareholders in substantially the same proportion as their ownership of capital stock of us, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of our then outstanding securities.

“Involuntarily terminated” means:

●	any termination of the employment of executive by us other than for cause, death or disability; or

●	any termination of employment of the executive by executive following:

o	a material diminution in the executive’s base compensation;

o	a material diminution in the executive’s authority, duties, or responsibilities;

o
a material diminution in the authority, duties, or responsibilities of the supervisor to whom the executive is required to report, including a requirement that a executive report to a corporate officer or employee instead of reporting directly to the board of directors;

o	a material diminution in the budget over which the executive retains authority;

o	a material change in the geographic location at which the executive must perform the services; or

o	any other action or inaction that constitutes a material breach by us under the agreement.

Provided, however, that with respect to any termination by executive pursuant to the foregoing, executive shall have first provided notice to us of the existence of the condition proposed to be relied upon within 90 days of the initial existence of the condition, and shall have given us a period of 30 days during which we may remedy the condition and we shall have failed to do so during such period.

           The change in control provisions that we use contain a “double trigger” requirement, meaning that for an executive to receive a payment under the change of control provision, there must be both a change of control, as defined in the applicable agreement, and an involuntary termination of the executive’s employment. The double trigger requirement was chosen to prevent us from having to pay substantial payments in connection with a change in control where an executive had not suffered any adverse employment consequences. However, all stock options will vest and become immediately exercisable upon a change of control, regardless of whether the executive is involuntarily terminated.

           Disability Benefits for Certain Named Executive Officers. We provide all of our full-time salaried employees with short-term disability benefits for six months. We also maintain a disability insurance policy on behalf of certain members of our senior management, including our Named Executive Officers, which is in addition to the disability benefits that we maintain for our salaried employees. In the event that any of these executives became disabled, as provided in their respective policies, was unable to return to the performance of their duties after six months and was terminated as an employee effective as of December 31, 2014, they would be paid monthly benefits until age 65 as follows: Mr. Gorder - $8,370  per month; Mr. Geraci - $6,450 per month; Mr. Gonsior - $5,860 per month; Mr. Gruenhagen - $6,935 per month; and Mr. Longval $3,250 per month.

Equity Plans.  Our Named Executive Officers hold unvested stock options under our 2001 Stock Option Plan and our 2006 Equity Incentive Plan.   All options under the 2001 Stock Option Plan are vested.

Under our 2006 Equity Incentive Plan, all unvested options will automatically accelerate and become vested upon the death, disability, retirement of the holder or upon a change of control of us, as defined in that Plan.

Under both the 2001 Stock Option Plan and 2006 Equity Incentive Plan, options held by an employee whose employment is terminated for cause, as defined in those plans, will terminate immediately. In addition, under the 2006 Equity Incentive Plan, the voluntary resignation of employment by an employee, other than for retirement as defined, will not result in the acceleration of unvested options.

Certain Relationships and Related Party Transactions

Mr. Gorder, our president, chief executive officer and a director, is a general partner (with a one-third interest) of Arden Partners I, L.L.P., a Minnesota limited liability partnership, referred to as Arden, that owns and leases to us property under a lease entered into in 1991, which we use as a manufacturing facility.  In October 2013, the lease was renewed with a term expiring on October 31, 2016.  Under the lease, we pay Arden a base monthly rent of approximately $31,007 plus real estate taxes and other charges.  In 2014 and 2013, we paid Arden approximately $486,000 each year for rent, real estate taxes and other charges.  Mr. Gorder’s interest in such payments was approximately $163,000 in each of 2014 and 2013.

We use the law firm of Blank Rome LLP for legal services.  A partner of that firm is the son-in-law of the Chairman of our Board of Directors, Mr. McKenna; however, the legal services are provided by other attorneys at that firm and not by the son-in-law.  In 2014 and 2013, we paid that firm approximately $156,000 and $228,000, respectively, for legal services and costs.  The interest of the son-in-law in such amounts is not determinable.

The foregoing transactions were approved by the disinterested members of the Audit Committee pursuant to its written policy applicable to related party transactions.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described in detail under the heading “Executive Compensation” beginning on page 17 of this Proxy Statement, our executive compensation program is designed to attract and retain talented and dedicated executive officers and to align a significant portion of their compensation with our business objectives and performance and the interests of our shareholders.  We believe that our program creates an environment of shared risk between our executive officers and our shareholders by including equity based awards and cash compensation based on financial performance as part of our executive compensation program.  We believe that our executive compensation program should focus management’s attention on achieving both annual performance targets and profitable growth over a longer time period.  The program is designed to reward management for the achievement of both short and long term strategic objectives as established by the Board of Directors.  Additional details about our executive compensation programs, including information about executive compensation for the fiscal year ended December 31, 2014, are described under the section entitled “Executive Compensation” which begins on page 17 of this Proxy Statement.

Securities laws require that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executives Officers as disclosed in this proxy statement at least once every three years, commonly known as a “say-on-pay” proposal.   In accordance with the shareholders’ advisory vote on the frequency of the say-on-pay vote that was held at the 2013 annual meeting of shareholders, the Board of Directors has determined to hold the say-on-pay vote on executive compensation every year until we hold another advisory vote on the frequency of the say-on-pay vote.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This proposal gives our shareholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.  Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of IntriCon Corporation hereby APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed in the Proxy Statement for the 2015 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion that accompany the compensation tables.”

This say-on-pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee or our Board of Directors. Our Board and our Compensation Committee value the opinion of our shareholders and to the extent there is any significant vote against the compensation of Named Executive Officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. Proxies submitted without direction pursuant to this solicitation will be voted “for” approval of the compensation of our Named Executives Officers as disclosed in this proxy statement.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement.

PROPOSAL 3

APPROVAL OF 2015 EQUITY INCENTIVE PLAN

In March 2015, the Board of Directors, upon recommendation from the Compensation Committee, approved the 2015 Equity Incentive Plan (the “2015 Plan”), subject to shareholder approval.  The Corporation is submitting the 2015 Plan to shareholders for approval in accordance with the Nasdaq Stock Market listing standards that require shareholder approval of most equity-based compensation plans, including the 2015 Plan.  The 2015 Plan is also being submitted for shareholder approval so that the requisite shareholder approval may be obtained to permit the issuance of incentive stock options under the Internal Revenue Code and to permit the Corporation to deduct certain performance-based compensation under Section 162(m) of the Internal Revenue Code.  The 2015 Plan is described below.

The 2015 Plan will replace the Corporation’s 2006 Equity Incentive Plan on a prospective basis.  If the 2015 Plan is approved by the Corporation’s shareholders, no new grants will be made from the 2006 Equity Incentive Plan.  See “– Number of Shares Available for Issuance.” Any awards previously granted under the 2006 Equity Incentive Plan will continue to vest and be exercisable in accordance with their original terms and conditions.  The Corporation also has options outstanding under its Non-Employee Directors Stock Option Plan and 2001 Stock Option Plan, which options will continue to vest and be exercisable in accordance with their original terms and conditions.  If the 2015 Plan is not approved, the Corporation intends to continue to issue options under the 2006 Equity Incentive Plan to the extent that authorized shares are available.

Description of the 2015 Plan

The following summary of the 2015 Plan is qualified in its entirety by the specific language of the 2015 Plan, which is attached as Appendix A to this proxy statement.  Capitalized terms used but not defined herein have the meanings set forth in the 2015 Plan.

General

The purposes of the 2015 Plan are to attract and promote the long-term retention of key employees, directors and certain other persons who are in a position to make significant contributions to the success of the Corporation, to reward these employees, directors and other persons for their contributions, to provide additional incentive to such employees, directors and other persons to continue making similar contributions and to further align the interests of these employees, directors and other persons with those of the Corporation’s shareholders.  To achieve these purposes, the 2015 Plan permits grants of incentive stock options (“ISOs”), options not intended to qualify as incentive stock options (“non-ISOs”), stock appreciation rights (“SARs”), restricted and unrestricted stock awards, restricted stock units, performance awards, supplemental cash awards and combinations of the foregoing (collectively referred to as “Awards”).  Awards of restricted and unrestricted stock, restricted stock units and/or deferred stock may also be issued to participants in connection with management or employee purchase programs.  Shares issuable under Awards that terminate unexercised or otherwise terminate without an issuance of shares, shares issuable under Awards that are payable in stock or cash but are paid in cash, shares issued but later forfeited and shares that, at the election of the plan participant, are withheld by the Corporation to pay the exercise or purchase price of the Award or applicable withholding taxes will be available for future Awards under the 2015 Plan.

The 2015 Plan is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code (the “Section 162(m) Limitations”), which limits the deductibility for Federal corporate income tax purposes of certain compensation in excess of $1,000,000 per year paid by a publicly traded corporation to “Covered Employees.”  “Covered Employees” are determined at the end of the tax year, and are the chief executive officer plus the other three most highly compensated employees of the Corporation whose compensation is required to be reported to shareholders in the proxy statement under applicable SEC rules and regulations.

Compensation paid to Covered Employees will not be subject to the Section 162(m) Limitations if it is considered “qualified performance-based compensation.” Under the regulations to Section 162(m), compensation related to Awards (other than supplemental cash awards) is deemed to constitute qualified performance-based compensation if the Award meets the following conditions: (i) it is made by a committee of the board of directors comprised solely of two or more outside directors; (ii) the plan under which the Award is made sets forth the maximum number of shares with respect to Awards that may be granted to any individual during a specified period; (iii) under the terms of the Award, the amount of compensation that an employee can receive is based solely on an increase in the value of the shares of common stock after the date of the grant or award or the entitlement to the compensation subject to the Award is contingent solely on the attainment of one or more pre-established and objective performance goals; and (iv) the material terms of plan are disclosed to and approved by shareholders.  As described in more detail below, the terms of the 2015 Plan are intended to satisfy the foregoing requirements with respect to Awards to “Covered Employees.”

Administration

The 2015 Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors, which has full and exclusive power to administer and interpret the 2015 Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the 2015 Plan and the Awards as it may deem necessary in its discretion, from time to time.  The Committee is comprised solely of outside directors of the Corporation who are intended to satisfy the requirements of the Section 162(m) Limitations.  The Committee’s authority will include the authority to: (i) determine the type of Awards to be granted under the 2015 Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the shares of common stock for various purposes under the 2015 Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of common stock issued pursuant to Awards, including, but not limited to, those relating to a participant’s Retirement, death, disability, leave of absence or termination of employment.  The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the shares of common stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the 2015 Plan, other than a reduction of the exercise price of an option after the grant date and subject to the provisions of Section 162(m) of the Internal Revenue Code with respect to “Covered Employees.”  The Committee’s right to make any decision, interpretation or determination under the 2015 Plan shall be in its sole and absolute discretion.

The Committee may, subject to criteria, limitations and instructions as the Committee determines, delegate to an appropriate officer of the Corporation the authority to determine the individual Participants and amount and nature of the Award to be issued to such Participants; provided, that no Awards may be made pursuant to such delegation to a Participant who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.

Eligibility

ISOs may be granted under the 2015 Plan only to employees of the Corporation.  All current and future employees of the Corporation, directors and other persons who, in the opinion of the Committee,

are in a position to make significant contributions to the success of the Corporation, such as consultants and non-employee directors, are eligible to receive all other types of Awards under the 2015 Plan.

Number of Shares Available for Issuance

As of the Effective Date of the 2015 Plan, no additional grants will be made under the Corporation’s 2006 Equity Incentive Plan.  Outstanding grants and awards under the 2006 Equity Incentive Plan will continue to be governed by their terms and the terms of the 2006 Equity Incentive Plan.

The aggregate number of shares of common stock for which Awards may be granted under the 2015 Plan is 500,214 shares of common stock, which includes 50,214 shares which remain available for grant under the 2006 Equity Incentive Plan; provided, however, that such share reserve shall be increased from time to time by a number of shares equal to the number of shares of common stock that are issuable pursuant to option grants outstanding under the 2006 Equity Incentive Plan, the Non-Employee Directors Stock Option Plan and the 2001 Stock Option Plan (collectively referred to as the “Old Plans”) as of the Effective Date that, but for the termination or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options.

As of the date of this proxy statement, 146,800 shares of common stock are subject to outstanding options under the Old Plans, which shares will become available for new Awards under the 2015 Plan in the event of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options as described above.

The maximum number of shares of common stock for which Stock Options may be granted to any person in any fiscal year and the maximum number of SARs granted to any person in any fiscal year will each be 50,000.  The maximum number of shares of common stock subject to other Awards granted to any person in any fiscal year will be 50,000 shares.  The foregoing provisions will be construed in a manner consistent with Section 162(m).

Adjustments

In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the shares of common stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to:

●	the maximum number of shares available for issuance under the 2015 Plan or to any one participant;
●	the number or kind of shares of shares of common stock covered by outstanding Awards;
●	the exercise price applicable to outstanding Awards;
●	any measure of performance that relates to an Award in order to reflect such change in the shares of common stock; and/or
●	any other affected terms of any equity-based Award.

Exercise Price

The Committee will determine the exercise price applicable to each ISO, non-ISO and SAR, which will not be less than the fair market value of Corporation shares of common stock at the time of the grant, as described below.  The 2015 Plan does not permit the repricing of options without prior shareholder approval.

Options

Recipients of stock options under the 2015 Plan will have the right to purchase shares of common stock at an exercise price, during a period of time and on such other terms and conditions as are determined by the Committee.  For ISOs, the recipient must be an employee, the exercise price must be at least 100% (110% if issued to a greater than ten percent shareholder of the Corporation) of the fair market value of the Corporation’s shares of common stock on the date of grant and the term cannot exceed ten years (five years if issued to a greater than ten percent shareholder of the Corporation) from date of grant.

The maximum number of ISOs that may be granted under the 2015 Plan is limited to 500,214 shares of common stock plus the number of shares of common stock that are issuable pursuant to option grants outstanding under the Old Plans as of the Effective Date that but for the termination or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise  or forfeiture of such options.

The exercise price of a non-ISO must be at least 100% of the fair market value of shares of common stock on the date of grant.  An option exercise price may be paid in cash or by check, bank draft or money order payable to the order of the Corporation, or if permitted by the Committee and subject to certain conditions, by delivery of  shares of common stock that have been owned by the recipient for at least six months (unless the Committee expressly approves a shorter period) and have a fair market value on the date of exercise at least equal to the exercise price, or an unconditional and irrevocable undertaking by a broker to promptly deliver the necessary funds (including in connection with so-called “cashless exercise” effected by such broker) or by a combination of such methods.  Additionally, an option may be exercised by the “net exercise” method without the payment of cash.  In a net exercise, upon exercise of an option, the Corporation issues the number of shares with a fair market value equal to the excess of the fair market value of the shares exercised at the time of exercise over the exercise price.

The Committee may at any time accelerate the time at which all or any part of the option may be exercised.

Stock Appreciation Rights

SARs may be granted under the 2015 Plan either alone or in tandem with stock options.  Generally, recipients of SARs are entitled to receive upon exercise, cash or shares of common stock (valued at the then fair market value of shares of common stock) equal to such fair market value on the date of exercise minus the fair market value on the date of grant of the shares subject to the SAR, although certain other measurements also may be used.  A SAR granted in tandem with a stock option is exercisable only if and to the extent that the option is exercisable.

Stock Awards

The 2015 Plan provides for restricted and unrestricted stock awards, restricted stock units and deferred stock awards.  Restricted and unrestricted stock awards allow the recipient to acquire shares of common stock for no consideration, nominal consideration or any higher price determined by the Committee.  In the case of restricted stock awards, the shares acquired are subject to a vesting schedule and other possible conditions determined by the Committee.  A restricted stock unit is an award denominated in restricted shares of common stock, pursuant to a formula determined by the Committee, which may be settled either in restricted shares of common stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.  A deferred stock award entitles the recipient to receive shares of common stock to be delivered in the future.  Delivery of the shares of common stock will take place at such time or times, and on such terms and conditions, as the Committee may determine.

Performance Awards

The 2015 Plan provides for performance awards entitling the recipient to receive Awards without payment upon achieving certain performance goals determined by the Committee.  At the discretion of the Committee, any of the above-described Awards may be contingent on attainment of performance goals which are based on certain pre-established criteria.  Performance goals may involve overall corporate performance, operating group or business unit performance, personal performance or any other category of performance determined by the Committee.

Supplemental Cash Awards

Under the 2015 Plan and subject to applicable law, supplemental cash awards may be granted to recipients of Awards to help defray taxes due as a result of the Awards.  The terms and conditions of supplemental cash awards are determined by the Committee.

Termination of Awards

Upon termination of a recipient’s employment or other relationship with the Corporation due to death, Disability or Retirement, except as otherwise determined by the Committee: (i) stock options and SARs will automatically become exercisable in full and will remain exercisable for a period equal to the unexpired term of the options or SARs; (ii) all restricted stock and restricted stock units shall automatically become free of all restrictions and conditions; and  (iii) any payment or benefit under deferred stock awards, performance awards and supplemental grants shall be made by the Corporation.  Retirement is defined in the 2015 Plan as termination of employment with or service to the Corporation by a participant, other than by reason of death or permanent disability or termination for Cause, at a time when such participant has attained age 65 or greater, provided that such participant has performed a minimum of five years of service for the Corporation, except that in the case of a director who meets the age and years of service requirement in the definition of Retirement, such term also includes the failure to be re-nominated for election, the failure to be re-elected by the shareholders, removal by shareholders or the Board (other than a removal for Cause) and resignation of such director.

Upon termination of a recipient’s employment or other relationship with the Corporation for any reason other than death, Disability or Retirement, except as otherwise determined by the Committee: (i) stock options and SARs, to the extent that they were exercisable at the time of termination, will remain exercisable for a period ending on the earlier of  (a) 90 days after the date of termination and (b) the scheduled expiration date of the option, after which they shall terminate; (ii) stock options and SARs that are not then exercisable shall terminate upon such termination; (iii) all restricted stock shall be transferred to the Corporation for purchase for the amount of cash paid for such stock, or forfeited to the Corporation if no cash were paid; and (iv) any payment or benefit under restricted stock units, deferred stock awards, performance awards and supplemental grants to which the recipient was not irrevocably entitled at the time of termination shall be forfeited and such Awards cancelled as of the date of such termination.

Deferral of Awards

In connection with the 2015 Plan, the Board of Directors may adopt a deferred compensation plan that will permit participants in the 2015 Plan to defer receipt of Awards granted pursuant to the 2015 Plan.  If deferred, the Awards would be paid at a future date pursuant to the deferred compensation plan.

Section 162(m) Limitations

If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code is granted to a recipient that such recipient is, or may be as of the end of the tax year for which the Corporation would claim a tax Federal income tax deduction in connection with such Award, a “covered employee,” then, if necessary to preserve the deductibility of the Award under Section 162(m), the Committee may provide that the Award be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Corporation’s shareholders approve a change to such performance goals: operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, decrease in expenses, common stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing.  The performance goals shall be determined and approved by the Committee within the first 90 days of each fiscal year or, if shorter, the first 25% of the performance period to which the Award relates. Awards subject to such conditions may not be adjusted upward; however, the Committee shall retain the discretion to adjust such Awards downward.  Prior to the payment of any Award subject to these Section 162(m) Limitations, the Committee shall certify in writing that the applicable performance goal was satisfied.

The Committee shall have the discretion to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.  In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, the Committee may make such grants without satisfying the Section 162(m) Limitations.

Change in Control

The 2015 Plan generally provides that, unless the Committee determines otherwise at the time of grant with respect to a particular Award, in the event of a change in control (as defined below), (1) any options and SARs shall automatically become exercisable in full upon the occurrence of such change of control, (2) any restricted stock shall automatically become free of all restrictions and conditions upon the occurrence of such change of control, and (3) any conditions on restricted stock units, deferred stock awards performance awards and supplemental grants which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such change of control.

A change in control means: (i) the occurrence of an event that would, if known to the Corporation’s management, be required to be reported by the Corporation as a change in control pursuant to the SEC’s Current Report on Form 8-K under to the Exchange Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the Exchange Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the Exchange Act) of more than 50% of the Corporation’s combined voting securities ordinarily having the right to vote for the election of directors of the Corporation; or (iii) a change in the constituency of the Board of Directors with the result that individuals (the “Incumbent Directors”) who are members of the Board on the effective date of the 2015 Plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual who is elected to the Board after the effective date of the 2015 Plan and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or (iv) the sale, exchange, liquidation or other disposition of all or more than 50% of the Corporation’s business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such change in control, that no change in control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving the Corporation, in each case, with respect to which the Corporation’s shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of the Corporation or other corporation resulting from such transaction; or (vi) the approval by the Corporation’s shareholders of a complete liquidation or dissolution of the Corporation; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a change in control.

Additional Cancellation Provisions

In any instance where the rights of a recipient under an Award continue after termination of their service relationship with the Corporation, all of such rights shall terminate and be forfeited if, in the determination of the Committee, the recipient, at any time prior or subsequent to such termination, breached or violated, in a material way, the terms of any agreement with the Corporation, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement or engaged  or engages in conduct that would have permitted the Corporation to terminate the recipient’s service relationship for “Cause” if the recipient was still in such relationship with the Corporation.

Reduction of Payments to Participants

If any payment under the 2015 Plan constitutes a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed on the participant by Section 4999 of the Internal Revenue Code (the “Excise Tax”), then such payment will be reduced, if on an after-tax basis (including the Excise Tax), such reduction would result in the recipient receiving a greater amount of the payment.

Summary of Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of transactions under the 2015 Plan, based on current United States federal income tax laws.  This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-ISOs.  No taxable income is recognized by a participant upon the grant of an Option that is a  non-ISO.  Upon the exercise of a non-ISO, the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock received upon exercise over the aggregate non-ISO exercise price, even though the common stock received may be subject to a restriction on transferability or may be subsequently forfeited, in limited circumstances.  Income and payroll taxes are required to be withheld by the Corporation on the amount of ordinary income resulting to the participant from the exercise of a non-ISO.  Any ordinary income recognized by the participant is generally deductible by the Corporation for federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to some executives under Section 162(m) of the Internal Revenue Code.  The participant’s tax basis in shares of common stock acquired by exercise of a non-ISO will be equal to the exercise price plus the amount taxable as ordinary income to the participant.

Upon a sale of the shares of common stock received by the participant upon exercise of the non-ISO, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock.  The participant’s holding period for shares acquired after the exercise of a non-ISO begins on the date of exercise of that option.

If the participant pays the exercise price in full or in part by using shares of previously acquired shares of common stock, the exercise will not affect the tax treatment described above and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares.  The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to the Corporation, and will have a holding period for determining capital gain or loss that includes the holding period of the shares used.  The value of the remaining shares received by the participant will be taxable to the participant as compensation, even though those shares may be subject to sale restrictions.  The remaining shares will have a tax basis equal to the fair market value recognized by the participant as ordinary income and the holding period will commence on the exercise date.  Shares used to pay applicable income and payroll taxes arising from that exercise will generate taxable income or loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares.  The income or loss will be treated as long-term or short-term capital gain or loss depending on the holding period of the shares used.  Where the shares used to pay applicable income and payroll taxes arising from that exercise generate a loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares, that loss may not be currently recognizable if, within a period beginning 30 days before the exercise date and ending 30 days after that date, the participant acquires or enters into a contract or option to acquire additional shares of common stock.

Participants may exercise non-ISO Options by a “net exercise.”  In a net exercise, upon exercise of an Option the Corporation issues the number of shares with a fair market value equal to the excess of the fair market value of the shares exercised at the time of exercise over the exercise price. In a net exercise, the participant will recognize for Federal income tax purposes ordinary income in an amount equal to the fair market value of the shares actually received.  The participant’s tax basis in any shares received pursuant to a net exercise is equal to the ordinary income recognized with respect to the exercise.  In limited circumstances, if the shares that are received are subject to a restriction on transferability or forfeiture, the participant will not recognize income at exercise but will instead recognize ordinary income when the restrictions or possibility of forfeiture end.

ISOs.  No taxable income is recognized by a participant upon the grant or exercise of an Option that is an ISO.  However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.

If the shares acquired pursuant to the exercise of an ISO are held for at least two years after the date of grant of the ISO and at least one year after the date of exercise of the ISO, then:

●	upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain; and

●	the Corporation will not be allowed a deduction.

If the shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a “disqualifying disposition,” and generally:

●
the participant will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the ISO exercise price; and

●	the Corporation will be entitled to deduct that amount.

Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to the Corporation.  If a participant pays the exercise price in full or in part with previously acquired shares of common stock, the exchange will not affect the tax treatment of the exercise.  Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to the Corporation, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares.  A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements described above.  Additional shares of common stock will have a basis of zero and a holding period that commences on the date the shares of common stock are issued to the participant upon exercise of the ISO.  If this exercise is effected using shares of common stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of those shares of common stock if the holding periods discussed above have not been met.

If an ISO is exercised at a time when it no longer qualifies as an ISO, the Option will be treated as a non-ISO.  Subject to some exceptions for permanent disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment (one year if termination is due to death or disability, as defined in the Internal Revenue Code).

Participants may exercise ISO Options by a “net exercise.”  In a net exercise, upon exercise of an Option the Corporation issues the number of shares with a fair market value equal to the excess of the fair market value of the shares exercised at the time of exercise over the exercise price.  In a net exercise, the  participant will recognize for Federal income tax purposes ordinary income in an amount equal to the excess of the fair market value of the shares used to pay the exercise price over the Option exercise price for such shares.  The participant’s tax basis in any shares received pursuant to a net exercise is equal to the Option exercise price for such shares. In limited circumstances, if the shares that are received are subject to a restriction on transferability or forfeiture, the participant will not recognize income at exercise but will instead recognize ordinary income when the restrictions or possibility of forfeiture end.

Stock Appreciation Rights.  No taxable income is recognized by a participant upon the grant of a SAR.  Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the cash received plus the fair market value of any shares of common stock received from the exercise.

The participant’s tax basis in the shares of common stock received in the exercise of the SAR will be equal to the ordinary income recognized with respect to the shares of common stock.  The participant’s holding period for shares acquired on the exercise of a SAR begins on the exercise date.  Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares.  Upon the exercise of a SAR, the Corporation will generally be entitled to a deduction in the amount of the ordinary income recognized by the participant.

Unrestricted and Restricted Stock.  Upon the grant of an unrestricted stock award, the participant recognizes ordinary income equal to the fair market value on the date of grant minus the price paid for the shares awarded.  A recipient of a restricted stock award recognizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code).  The ordinary income recognized on each vesting or transfer date equals the fair market value on that date less any purchase price paid for the shares.  A recipient of a restricted stock award may, however, choose or be required by the terms of the award to elect under Section 83(b) of the Internal Revenue Code to have the ordinary income associated with all of the restricted shares recognized and measured on the date of grant.  A recipient who makes such an election and later forfeits restricted shares may claim a loss for tax purposes only in an amount equal to the excess of the purchase price paid for the shares (if any) over the amount received (if any) upon the forfeiture.  The Corporation will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

Restricted Stock Units.  A recipient of a restricted stock unit award recognizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code).  The ordinary income recognized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares.  The Corporation will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

Performance Awards and Supplemental Grants.  The tax consequences of a performance award depend upon the nature of the underlying award earned if and when the performance goals are achieved.  The recipient of a supplemental cash award recognizes ordinary income equal to the amount received, and the Corporation will generally be entitled to a corresponding deduction.

Certain Limitations on Deductibility of Executive Compensation.  As discussed above, the Section 162(m) Limitations apply to all Awards granted under the 2015 Plan, unless certain conditions are satisfied.  Compensation under the 2015 Plan generally is intended to satisfy those conditions and constitute “qualified performance-based compensation,” but there is no guarantee that an individual Award will do so.  As discussed above, payments to or benefits for participants that constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code may be subject to an excise tax imposed on the participant by Section 4999 of the Code.  If any such payment or benefit is subject to the excise tax, the payment or benefit may not be deducted by the Corporation.

Section 409A of the Internal Revenue Code.  Certain awards under the 2015 Plan may be subject to Section 409A of the Internal Revenue Code, which addresses “nonqualified deferred compensation.”  Awards under the 2015 Plan are generally designed to avoid the additional taxes, excise taxes and interest imposed by Section 409A on participants, but there is no guarantee that an individual Award will do so.  If an Award under the 2015 Plan that is subject to Section 409A is not administered in compliance with Section 409A, or if an Award under the 2015 Plan that is exempt from Section 409A is not administered in compliance with such exemption, or if such Awards are not administered in compliance with their terms, then all compensation under the 2015 Plan that is considered “nonqualified deferred compensation” (and awards under any other plan of the Corporation that are required pursuant to Section 409A to be aggregated with the Award under the 2015 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture.  In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

Amendment and Termination

The 2015 Plan may be amended or terminated by the Committee at any time, without the approval of shareholders or participants, provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of our shareholders shall be required whenever necessary for the 2015 Plan to continue to satisfy the conditions of Rule 16b-3 under the Exchange Act, Section 422 of the Internal Revenue Code with respect to the award of ISOs (unless the Board determines that ISOs shall no longer be granted under the 2015 Plan), any bylaw, rule or regulation of the market system or stock exchange on which our common stock is then listed or admitted to trading, or any other applicable law, rule or regulation.

No Awards may be granted under the 2015 Plan from and after April 24, 2015.   Unless terminated earlier by the Board, the 2015 Plan will terminate on such date (which shall not be prior to April 24, 2025) that all Awards under the 2006 Equity Incentive Plan have been exercised or have terminated.

New Plan Benefits

The Board of Directors approved the 2015 Plan in March 2015, subject to shareholder approval.  In the event that the 2015 Plan is approved by shareholders at the Annual Meeting, each non-employee director of the Corporation that is re-elected at, or continues as a director following, the Annual Meeting, as the case may be, automatically will receive an option to purchase shares of common stock at an exercise price equal to the fair market value of the shares of common stock on the date of the 2015 Annual Meeting as follows:

Name of Director	Number of Options
Nicholas A. Giordano	10,000
Robert N. Masucci	10,000
Michael J. McKenna	12,000
Philip N. Seamon	10,000
Total	42,000

All director options will vest in three equal, annual installments beginning one year after the date of grant, except that the options will become immediately exercisable upon a “change in control” as defined in the 2015 Equity Incentive Plan or the death or disability of the recipient, and expire ten years after the date of grant, unless terminated earlier by the terms of the option.

Except as described above, no determinations have been made with respect to any other Awards under the 2015 Plan.

The closing price of the common stock on March 4, 2015 was $7.76 per share, as reported on the Nasdaq Stock Market.

The Board of Directors recommends that the shareholders vote for approval of the 2015 Equity Incentive Plan.

Equity Compensation Plan Information

The following table details information regarding the Corporation’s existing equity compensation plans as of December 31, 2014:

(c)
	(a)	(b)	Number of securities
	Number of	Weighted-	remaining available for
	securities to be	average exercise	future issuance under
	issued upon exercise	price of	equity compensation
	of outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected in
Plan Category	and rights	and rights	column (a))
Equity compensation plans
approved by security holders(1)	1,283,398	$5.87	216,683

Equity compensation plans not
approved by security holders(2)	30,000	$5.55	—

Total	1,313,398	$5.86	216,683

(1)  The amount shown in column (c) includes 175,349 shares issuable under the 2006 Equity Incentive Plan and 41,334 shares available for purchase under the Employee Stock Purchase Plan.  Under the terms of the 2006 Equity Incentive Plan, as outstanding options under the Corporation’s 2001 Stock Option Plan and Non-Employee Directors’ Stock Option Plan expire, the shares of common stock subject to the expired options will become available for issuance under the 2006 Equity Incentive Plan. As of December 31, 2014, 150,800 shares of common stock were subject to outstanding options under the 2001 Stock Option Plan and Non-Employee Directors’ Stock Option Plan. Accordingly, if any of these options expire, the shares of common stock subject to expired options also will be available for issuance under the 2006 Equity Incentive Plan or, if approved by shareholders, the 2015 Plan.

(2)  Represents shares issuable under the Non-Employee Directors Stock Option Plan, the (“Non-Employee Directors Plan”), pursuant to which directors who are not employees of the Corporation or any of its subsidiaries were eligible to receive options. The exercise price of the option was the fair market value of the stock on the date of grant.  Options become exercisable in equal one-third annual installments beginning one year from the date of grant, except that the vesting schedule for discretionary grants was determined by the Compensation Committee. As a result of the approval of the 2006 Equity Incentive Plan by the shareholders at the 2006 annual meeting of shareholders, no further grants will be made pursuant to the Non-Employee Directors Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF AUDITOR

The Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2014 was the firm of Baker Tilly Virchow Krause, LLP (previously known as Virchow, Krause & Company, LLP), referred to as “Baker Tilly.”  Baker Tilly was engaged as independent auditor beginning in August 2005.  Services provided to the Corporation and its subsidiaries by Baker Tilly in 2014 and 2013 are described below under “Independent Registered Public Accounting Firm.”  The Audit Committee of the Board of Directors has appointed Baker Tilly to serve as the independent registered public accounting firm for the year ending December 31, 2015.  Shareholders will be asked to ratify this appointment.  Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of the independent registered public accounting firm to provide a forum for shareholders to express their views with regard to the Audit Committee’s appointment.  If the shareholders do not ratify the appointment of Baker Tilly, the selection of independent registered public accounting firm may be reconsidered by the Audit Committee; provided however, the Audit Committee retains the right to continue to engage Baker Tilly.  Notwithstanding the ratification of Baker Tilly as the Corporation’s independent registered public accounting firm for the year ending December 31, 2015, the Audit Committee retains the right to replace Baker Tilly at any time without shareholder approval.  A representative of Baker Tilly is expected to be present at the Annual Meeting and to be available to respond to appropriate questions.  The representative will have the opportunity to make a statement if he or she so desires.

Independent Registered Public Accounting Fee Information

Fees for professional services provided by Baker Tilly, the Corporation’s independent auditor, for the fiscal years ended December 31, 2014 and 2013 in each of the following categories were:

Services Rendered (1)	2014	2013

Audit Fees	$212,613	$210,440
Audit-Related Fees	12,500	17,800
Tax Fees	—	—
All Other Fees	—	—

Total	$225,113	$228,240

(1)
The aggregate fees included in Audit Fees are fees billed for the fiscal years.  The aggregate fees included in each of the other categories are fees billed in the fiscal years.  Does not include: foreign statutory audit fees of $24,900 and $28,481 for 2014 and 2013 and foreign tax fees of $6,132 in 2014, respectively by Baker Tilly TFW, LLC, a firm that is also an independent member firm of Baker Tilly International, for audits of the Corporation’s foreign subsidiaries.

Audit Fees.  The audit fees for 2014 and 2013 include fees for professional services rendered for the audit of the Corporation’s annual financial statements included in the Corporation’s Form 10-K Reports, the review of the financial statements included in the Corporation’s Form 10-Q Reports, and professional services rendered for a required review of the Corporation’s other SEC filings.

Audit-Related Fees.  The audit-related fees for 2014 and 2013 include fees for audits of the Corporation’s employee benefit plan and professional services rendered for a required review of the Corporation’s royalty arrangements.

All Other Fees.  There were no other fees billed for 2014 and 2013.

Tax Fees.  We did not use Baker Tilly for domestic tax services in 2014 or 2013.

Auditor Independence

The Audit Committee has considered the nature of the above-listed services provided by Baker Tilly and determined that the provisions of the services are compatible with Baker Tilly maintaining its independence.

Pre-Approval Policy

The Audit Committee has established pre-approval policies and procedures pursuant to which the Audit Committee pre-approved the foregoing audit and permissible non-audit services provided by Baker Tilly in 2014.

Audit Committee Report

The Audit Committee has prepared the following report on its activities with respect to the Corporation’s audited consolidated financial statements for the year ended December 31, 2014, which are referred to herein as the Corporation’s audited consolidated financial statements:

●	The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.

●
The Audit Committee has discussed with Baker Tilly, the Corporation’s independent auditors, the matters required to be discussed by Auditing Standard No. 16, as issued by the Public Company Accounting Oversight Board.

●
The Audit Committee has received the written disclosures and the letter from Baker Tilly required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committees concerning independence, and has discussed with Baker Tilly their independence.

●
Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

The Audit Committee:

Nicholas A. Giordano, Chairman
Robert N. Masucci
Michael J. McKenna
Philip N. Seamon

The Board of Directors recommends that shareholders vote “FOR” ratification of the appointment of Baker Tilly as the Corporation’s independent registered public accounting firm for 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s executive officers and directors and persons who own more than ten percent of a registered class of the Corporation’s equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

Based on the Corporation’s review of the copies of these reports received by it and written representations, if any, received from reporting persons with respect to the filing of reports of Forms 3, 4 and 5, the Corporation believes that all filings required to be made by the reporting persons for fiscal year 2014 were made on a timely basis.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Under the Corporation’s bylaws, shareholder proposals with respect to the 2016 Annual Meeting of Shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of the Corporation no later than November 9, 2015.  Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Corporate Secretary, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112.  Each nomination or proposal must include the information required by the bylaws.  All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting.

Shareholder proposals for the 2016 Annual Meeting of Shareholders must be submitted to the Corporation by November 9, 2015 to receive consideration for inclusion in the Corporation’s Proxy Statement relating to the 2016 Annual Meeting of Shareholders.  Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the bylaws.

In addition, shareholders are notified that the deadline for providing the Corporation timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Corporation’s 2015 Annual Meeting of Shareholders is November 9, 2015.  As to all such matters which the Corporation does not have notice on or prior to November 9, 2015, discretionary authority shall be granted to the persons designated in the Corporation’s Proxy related to the 2016 Annual Meeting of shareholders to vote on such proposal.

ANNUAL REPORT TO SHAREHOLDERS

A copy of the Corporation’s 2014 Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC is being made available to each shareholder with this Proxy Statement.

The Corporation files reports and other information with the Securities and Exchange Commission, referred to as the “SEC.”  Copies of these documents may be obtained at the SEC’s public reference room in Washington, D.C.  The Corporation’s SEC filings are also available on the SEC’s web site at http://www.sec.gov.

EACH SHAREHOLDER CAN OBTAIN A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES FOR THE YEAR ENDED DECEMBER 31, 2014 AS FILED WITH THE SEC, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A

WRITTEN REQUEST TO: INTRICON CORPORATION, 1260 RED FOX ROAD, ARDEN HILLS, MINNESOTA 55112 ATTN: SCOTT LONGVAL.

HOUSEHOLDING

In order to reduce printing costs and postage fees, the Corporation has adopted the process called “householding” for mailing its annual report and proxy statement to “street name holders,” which refers to shareholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Corporation’s annual report and proxy statement, unless the Corporation receives contrary instructions from a street name holder at that address. The Corporation will continue to mail a proxy card to each shareholder of record who requests it.

The Corporation will promptly deliver separate copies of the Corporation’s proxy statement and annual report upon written or oral request. If you prefer to receive multiple copies of the Corporation’s proxy statement and annual report at the same address, you may obtain additional copies by writing to IntriCon Corporation, Attention: Scott Longval, Chief Financial Officer, 1260 Red Fox Road, Arden Hills, Minnesota 55112 or by calling Mr. Longval at (651) 604-9526.  Eligible shareholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Corporation in the same manner.

OTHER MATTERS

The Corporation is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting.  The accompanying proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Corporation did not receive notice by November 18, 2014 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting.  In connection with such matters, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Scott Longval
Chief Financial Officer, Treasurer
and Secretary

Appendix A

INTRICON CORPORATION

2015 EQUITY INCENTIVE PLAN

1.    Purposes

The purposes of the IntriCon Corporation 2015 Equity Incentive Plan (the “Plan”) are to (i) promote the long-term retention of employees of IntriCon Corporation (“IntriCon”), and its current and future subsidiaries (collectively, the “Company”), directors of IntriCon and other persons who are in a position to make significant contributions to the success of the Company; (ii) further reward these employees, directors and other persons for their contributions to the Company’s growth and expansion; (iii) provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and (iv) to further align the interests of these employees, directors and other persons with those of IntriCon’s shareholders. These purposes will be achieved by granting to such employees and other persons, in accordance with the provisions of this Plan, Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock, Deferred Stock, Restricted Stock Units or Performance Awards, for shares of IntriCon’s common stock, par value $1.00 per share (“Common Stock”), or Supplemental Grants, or combinations thereof (collectively, “Awards”).

As of the Effective Date of the Plan, no additional grants will be made under the Company’s 2005 Equity Incentive Plan (the “2006 Plan”).  Any shares of Common Stock not subject to exercised or outstanding grants under the 2006 Plan as of the Effective Date (the “Remaining 2006 Plan Shares”) may be issued under this plan. As of the Effective Date, IntriCon also has grants outstanding under the 2001 Stock Option Plan and Amended and Restated Non-Employee Directors’ Stock Option Plan (collectively, with the 2006 Plan, the “Old Plans”).  Outstanding grants under the Old Plans will continue to be governed by the terms of such grants and the terms of the Old Plans under which they were issued.

2.    Aggregate Number of Awards

2.1    Shares Subject to the Plan and Maximum Awards.   The aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall be 500,214 shares of Common Stock (which includes the Remaining 2006 Plan Shares); provided, however, that such share reserve shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that are issuable pursuant to grants outstanding under the Old Plans as of the Effective Date that but for the termination or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options. Such maximum numbers of shares are subject to adjustment in accordance with Section 2.6. Treasury shares, reacquired shares (including shares of Common Stock purchased in the open market) and unissued shares of Common Stock may be used for purposes of the Plan, at IntriCon’s sole discretion. No fractional shares of Common Stock shall be issued under the Plan.

2.2    Section 162(m) Limits.   The maximum number of shares of Stock for which Stock Options may be granted to any person in any fiscal year and the maximum number of SARs granted to any person in any fiscal year will each be 50,000. The maximum number of shares subject to other Awards granted to any person in any fiscal year will be 50,000 shares. The foregoing provisions will be construed in a manner consistent with Section 162(m).

2.3    Reversion of Shares to the Share Reserve.   Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised,

shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited and shares of Common Stock that were issuable pursuant to an Award that was payable in Common Stock or cash but that was satisfied in cash, shall be available for future Awards under the Plan and shall not count toward the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

2.4    Shares Used to Pay Exercise Price and Taxes.   If a Participant pays the exercise price of an Option by surrendering previously owned shares of Common Stock, as may be permitted by the Compensation Committee (“Committee”) of the Board of Directors (“Board”) of IntriCon, and/or arranges to have the appropriate number of shares of Common Stock otherwise issuable upon exercise withheld by the Company to cover the purchase price in a cashless exercise or net exercise or the withholding tax liability associated with the Option exercise, the surrendered, forfeited or withheld shares of Common Stock used to pay the exercise price and/or to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.   Anything in this Plan to the contrary notwithstanding, shares issued in connection with a so-called “cashless exercise” effected by a broker by the sale of shares in the market shall count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.  If a Participant, as permitted by the Committee, arranges to have an appropriate number of shares of a Stock Award withheld by the Company to cover the withholding tax liability associated with such Stock Award, the shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

2.5    Other Items Not Included in Allocation.   The maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1 shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or (iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company.

2.6    Adjustments.   In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to: (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1; (ii) the maximum number of shares of Common Stock that may be granted to any single individual pursuant to Section 2.1; (iii) the number or kind of shares subject to an Award; (iv) the Exercise Price applicable to an Award; (v) any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or (vi) any other affected terms of any equity-based Award. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Committee may determine in its sole discretion.

2.7    Par Value.   Notwithstanding anything herein to the contrary, if a Participant is required by applicable law to pay the par value of the Common Stock subject to an Award, such payment may be made in any form permitted by applicable law, including services performed or contracted to be performed, in the sole discretion of the Committee.

3.    Participation

3.1    Eligible Persons.   All current and future employees of the Company, including officers (“Employees”), all directors of IntriCon (including directors who are Employees and directors who are not Employees) and all other persons who are not Employees or directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company (including independent contractors and consultants), shall be eligible to receive Awards under the Plan (each, a “Participant”). No eligible Employee, director or other person shall have any right to receive an Award except as expressly provided by the Committee.

3.2    Considerations to Participation.   The Participants who shall actually receive Awards under the Plan shall be determined by the Committee in its sole discretion. In making such determinations, the Committee shall consider the positions and responsibilities of eligible Employees and other persons, their past performance and contributions to the Company’s growth and expansion, the value of their services to the Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion.

3.3    Cancellation and Modification of Awards.   In the event of a change in a Participant’s duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion, provided that no such action shall violate the provisions of Section 5.1(b)(4), and provided further that the Committee may not modify or cancel Awards exercisable at the time of such change in duties or responsibilities or transfer or to which the Participant was irrevocably entitled at the time of such change or transfer.

4.    Administration

4.1    Power and Authority.   The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to: (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a Participant’s Retirement (as defined in Section 6.1(e)), death, Disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Plan, subject to the limitations contained in Section 5.1(b)(4) with respect to all Participants and subject to the provisions of Section 162(m) of the Code with respect to “covered employees” as defined thereunder, except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of the Plan or an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder. The Committee’s right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

4.2    Administrators of the Plan.   The Plan shall be administered by the Committee. The Committee may delegate all or any portion of its authority hereunder to one or more subcommittees consisting of at least one Committee member (and references in this Plan to the “Committee” shall thereafter be to the Committee or such subcommittees). The Committee shall be comprised of no fewer than three members, each of whom must qualify as (i) an “Independent Director” within the meaning of the Nasdaq Stock Market listing rules or any future corresponding rule; (ii) a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any future corresponding rule; and (iii) an “outside director” within the meaning of the regulations promulgated under Section 162(m) of the Code, or any future corresponding rule, provided that the failure of the Committee or of the Board for any reason to be composed solely of Independent Directors, non-employee directors or outside directors shall not prevent an Award from being considered granted under this Plan. Without limiting the generality of the foregoing, the Committee shall have the authority to select a class of potential Award recipients and the extent of their participation and to delegate to an appropriate officer of the Company the authority to determine the individual Participants and amount and nature of the Award to be issued to such Participants, subject to such criteria, limitations and instructions as the Committee shall determine; provided, however, that no Awards shall be made pursuant to such delegation to a Participant who is subject to Section 16(b) of the 1934 Act.

            4.3    Administration of the Plan.   The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion. For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote of a majority of the members of the Committee (or written consent of all of the members) on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

4.4    Liability; Indemnification.   No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee. The members of the Committee shall be entitled to indemnification and reimbursement to the fullest extent provided in IntriCon’s articles of incorporation, bylaws and applicable law. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by IntriCon’s officers, accountants, counsel and other parties the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon such advice.

4.5    Costs; Liabilities.   All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

5.    Types of Awards

5.1    Options.

            (a)    An Option is an Award entitling the recipient on exercise thereof to purchase Common Stock at a specified exercise price. Both “incentive stock options,” as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option is hereinafter referred to as an “ISO”), and Options that are not incentive stock options (any such Option is hereinafter referred to as a “non-ISO”), may be granted under the Plan. ISOs shall be awarded only to Employees. The maximum amount of ISOs that may be awarded under the Incentive Plan will not exceed 500,214  shares of Common Stock plus the number of shares of Common Stock that are issuable pursuant to option grants outstanding under the Old Plans as of the Effective Date that but for the termination or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options.

            (b)    The exercise price of an Option shall be determined by the Committee subject to the following:

(1)    The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten percent or greater shareholder) of the fair market value of the Common Stock subject to the ISO, determined as of the time the Option is granted. A ten percent shareholder is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

(2)    The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted.

(3)    To the extent required by applicable law, the exercise price paid for Common Stock which is part of an original issue of authorized Common Stock shall not be less than the par value per share of the Common Stock.

(4)    In no case may the Committee reduce the exercise price of an Option at any time after the time of grant, including by amendment or cancellation and subsequent issuance, except in the case of an adjustment as set forth in Section 2.6(iv) or unless approved by Shareholders.

(5)    Notwithstanding (1) and (2) above, an Option (whether an ISO or non-ISO) may be granted with an exercise price determined according to the provisions of Section 424(a) of the Code, if the grant of such Option is pursuant to a transaction described in Section 424(a) of the Code.

            (c)    The period during which an Option may be exercised shall be determined by the Committee, except that the period during which an Option may be exercised shall not exceed ten years (five years, in the case of an ISO granted to a ten percent shareholder) from the date the Option was granted.

            (d)    An Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full in accordance with Section 5.1(e) or Section 5.1(h) below for the number of shares for which the Option is exercised.

(e)    Stock purchased on exercise of an Option must be paid for as follows: (i) in cash or by check (acceptable to IntriCon in accordance with guidelines established for this purpose), bank draft or money order payable to the order of IntriCon or (ii) if so permitted by the instrument evidencing the Option  or by the Committee (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to IntriCon sufficient funds to pay the exercise price (including in connection with a so-called “cashless exercise” effected by such broker), (C) pursuant to a “net exercise” effected pursuant to Section 5.1(h) or (D) by any combination of the permissible forms of payment.

(f)     In the event a Participant tenders shares of Common Stock to pay the exercise price of an Option and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, in no case may the Committee grant “reload” or “restoration” options entitling the Participant to purchase shares of Common Stock equal to the sum of the number of such shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes.

(g)     Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

(h)    Net Exercise.  In addition to the methods of payment of the Option exercise price set forth in Section 5.1(e), the Option exercise price may be payable by a “net exercise,” without the payment of cash, pursuant to which upon exercise and surrender of the Option by the Participant pursuant to this Section, the Company will issue to the Participant a number of shares of Common Stock calculated as follows:

X= Y(A-B)
        A

Where:

X =	The number of shares of Common Stock to be issued to the Participant.

Y =	The number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the number of shares of Common Stock for which the Option is being exercised Common Stock.

A =	The fair market value of one (1) share of Common Stock on the date that the Option is exercised.

B =	The exercise price of the Option for one (1) share of Common Stock.

In the event that the above formula results in a fractional share, such fractional share shall be cancelled without compensation.

This net exercise payment method shall be available for all Options issued under the Plan, regardless of whether the form of Option Award contains such a provision except to the extent that form of Option Award expressly prohibits the net exercise payment method.

Anything in this Section to the contrary notwithstanding in the case of a net exercise by a Participant that is subject to tax withholding by the Company, a net exercise shall not be recognized unless and until the Participant has made  arrangements acceptable to the Company to pay such withholding.

Pursuant to Section 2.4 of the Plan, the shares of Common Stock represented by any Option which are not issued as a result of the use of the net exercise payment method shall become available for the grant of Options under the Plan as fully as if such shares of Common Stock had never been subject to an Option.

For the avoidance of doubt, the “net exercise” method can be used only if the fair market value exceeds the exercise price of the Option.”

5.2    Stock Appreciation Rights.

(a)     A Stock Appreciation Right (“SAR”) is an Award entitling the recipient on its exercise to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Common Stock value. In general, a SAR entitles the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted, except that if a SAR is granted retroactively in substitution for an Option, the fair market value established by the Committee may be the fair market value at the time such Option was granted. Any such substitution of a SAR for an Option granted to a “covered employee” under Section 162(m) of the Code may only be made in compliance with the provisions thereof.

(b)     SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. A SAR granted in tandem with an ISO may be granted only at the time the Option is granted.

(c)     When SARs are granted in tandem with Options, the following rules shall apply:

(1)     The SAR shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

(2)     The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

(3)     The Option shall terminate and no longer be exercisable upon the exercise of the related SAR.

(4)     The SAR shall be transferable only with the related Option.

(5)     A SAR granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

                      (d)     A SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person and delivered or mailed to IntriCon, accompanied by any other documents required by the Committee.

5.3    Stock Awards.

(a)    Form of Awards.   The Committee may grant Awards (“Stock Awards”) which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common

Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to, Awards of Unrestricted Stock, Restricted Stock, Deferred Stock and Restricted Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Stock Awards, in its discretion, from time to time. The Committee may consider the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, in determining the fair market value for purposes of determining the number of shares of Common Stock allocable to a Stock Award. Without limiting the generality of the foregoing, the Committee may issue Stock Awards to Participants in connection with management or employee stock purchase programs.

(b)    Unrestricted Stock.   Shares of Common Stock may be used as payment for services rendered (including any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), and unless otherwise determined by the Committee, no minimum vesting period shall apply to such shares. Any shares of Common Stock used for such payment shall be valued at the fair market value of such shares at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

(c)    Restricted Stock.   A Restricted Stock Award entitles the recipient to acquire shares of Common Stock subject to the restrictions described in Section 5.3(c)(3) (“Restricted Stock”) for no consideration, nominal consideration or any higher price, all as determined by the Committee, subject to Section 2.7.

(1)     A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to IntriCon accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

(2)     A Participant who receives Restricted Stock shall have all the rights of a shareholder with respect to such stock, including voting and dividend rights, subject to the restrictions described in 5.3(c)(3) and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of all restrictions under the Plan.

(3)     Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant suffers a Status Change (as defined in Section 6.1) for any reason (other than by reason of death or Permanent Disability or Retirement), must be offered to IntriCon for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash was paid. These restrictions shall lapse at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

(4)     Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to IntriCon, within ten days of the filing of such election with the Internal Revenue Service, a copy of such election.

(5)     The Committee may, at the time any Award described in this Section 5 is granted, provide that any or all the Common Stock delivered pursuant to the Award shall be Restricted Stock.

(6)     The Committee may, in its sole discretion, approve the sale to any Participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock.

(d)    Deferred Stock.   A Deferred Stock Award entitles the recipient to receive shares of Common Stock to be delivered in the future. Delivery of the Common Stock shall take place at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. At the time any Award described in this Section 5 is granted, the Committee may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the Participant’s right to future delivery of Deferred Stock. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

(e)    Restricted Stock Units.   A Restricted Stock Unit is an Award denominated in shares of Restricted Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of Restricted Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.

5.4    Supplemental Grants.   In connection with any Award under this Section 5, the Committee may grant a supplemental cash award to the Participant (a “Supplemental Grant”) not to exceed an amount equal to (i) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the underlying Award, determined by assuming taxation at the highest marginal rate, plus (ii) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant’s income tax liabilities arising from all payments under this Section 5. Any Supplemental Grant under this Section 5.4 shall be made at the time the Participant incurs Federal income tax liability with respect to the underlying Award.

5.5    Performance Awards.   A Performance Award entitles the recipient to receive, without payment, an Award or Awards described in this Section 5 (such form to be determined by the Committee) following the attainment of such performance goals, during such measurement period or periods, and on such other terms and conditions, all as the Committee may determine. Performance goals may be related to personal performance, corporate performance, group or departmental performance or any such other category of performance as the Committee may determine. The Committee shall have the authority to determine the performance goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

5.6    Section 162(m) Limitations.

(a)     If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a “covered employee,” then this Section 5.6 is applicable to such Award under such terms as the Committee shall determine.

(b)     If an Award is subject to this Section 5.6, then any grant shall be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Company’s shareholders approve a change to such performance goals: operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, operational measures, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing. The performance goals shall be determined and approved by the Committee within the first 90 days of each fiscal year or, if shorter, the first 25% of the performance period to which the Award relates. Awards subject to this Section 5.6 may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward. Prior to the payment of any Award subject to this Section 5.6, the Committee shall certify in writing that the applicable performance goal was satisfied.

(c)     The Committee shall have the discretion to impose such other restrictions on Awards subject to this Section 5.6 as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Code. In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards, or modify existing Awards, that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may make such grants and modifications without satisfying the requirements of Section 162(m) of the Code.

5.7    Section 409A of the Code.

(a)     Awards under the Plan are intended either to be exempt from or to satisfy the requirements of the rules of Section 409A of the Code and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

(b)     To the extent that an Award under the Plan is intended to satisfy the requirements of Section 409A of the Code and a provision of the Plan or an Award agreement contravenes any Treasury regulations or other guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and additional tax under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the Treasury regulations or other guidance promulgated thereunder and any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is intended to be exempt from Section 409A of the Code to the extent such discretionary authority would make such Award subject to Section 409A of the Code..

(c)     Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

(d)     Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

(e)     A termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan or any Award providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “Separation from Service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “resignation,” “termination,” “termination of employment”, “termination of service”, “retirement” or like terms shall mean Separation from Service.

6.    Events Affecting Outstanding Awards

6.1    Termination of Service by Death or Permanent Disability or Retirement.  If a Participant who is an Employee or director ceases to be an Employee or director, or if there is a termination of the consulting, service or other relationship in respect of which a non-Employee Participant was granted an Award under the Plan (such termination of employment or other relationship referred to as a “Status Change”) in any case by reason of death or Permanent Disability or Retirement, the following rules shall apply, unless otherwise determined by the Committee:

(a)     All Options and SARs held by the Participant at the time of such Status Change shall automatically become exercisable in full and shall continue to be exercisable by the Participant or his or her heirs, executor, administrator or other legal representative for a period equal to the unexpired term of the Option or SAR.

(b)     All Restricted Stock and Restricted Stock Units held by the Participant at the time of such Status Change shall automatically become free of all restrictions and conditions.

(c)     The Participant shall automatically be entitled to any payment or benefit under all Deferred Stock Awards, Performance Awards or Supplemental Grants, held by the Participant at the time of such Status Change.

(d)     “Disability” or “Permanent Disability” shall mean disability as defined in Section 409A(2)(C) of the Internal Revenue Code or as otherwise determined by the Committee.

(e)     “Retirement” means termination of employment with or service to the Company by a Participant other than by reason of death or Permanent Disability or termination for Cause at a time when such Participant has attained age 65 or greater; provided that such Participant has performed a minimum of five Years of Service; and provided, further that, in the case of a director who meets the age and Years of Service requirements, the term “Retirement” shall include, without limitation, the failure to be re-nominated for election, the failure to be re-elected by the shareholders, removal by shareholders or the Board (other than a removal for Cause) and resignation.  For purposes of the Plan, “Years of Service” means each period of twelve consecutive months (including any permitted leaves of absences) beginning on the Participant’s first day of employment with or service to the Company and each anniversary thereof in which the Participant continues to be employed by or provide service to the Company.

6.2    Termination of Service Other Than by Death or Permanent Disability or Retirement.   Subject to the provisions of Section 6.4, if a Participant suffers a Status Change other than by reason of death or Permanent Disability (as determined by the Committee) or Retirement, the following rules shall apply, unless otherwise determined by the Committee:

(a)     All Options and SARs held by the Participant at the time of such Status Change, to the extent then exercisable, shall continue to be exercisable by the Participant for a period of 90 days after the Participant’s Status Change. After the expiration of such 90-day period, all such Options and SARs shall terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.2. All Options and SARs held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

(b)     All Restricted Stock held by the Participant at the time of such Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.3(c) above.

(c)     Any payment or benefit under a Restricted Stock Unit, Deferred Stock Award, Performance Award, or Supplemental Grant, to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

(d)     For all purposes of this Section 6.2 and Section 6.3, the employment with the Company of a Participant who is an Employee shall not be deemed to have been terminated if the Participant is transferred from IntriCon to a subsidiary of IntriCon, or vice versa, or from one subsidiary of IntriCon to another and, in the sole discretion of the Committee, a Status Change shall not be deemed to have occurred if, on the date that a Participant’s employment, directorship, consulting, service or other relationship with the Company terminates, such Participant has an employment, directorship, consulting, service or other relationship with the Company that, in the discretion of the Committee, would otherwise permit such Participant to receive an Award under this Plan.

(e)     Anything in this Section to the contrary notwithstanding, all Awards held by a Participant whose employment, directorship, consulting, service or other relationship with the Company was terminated for “Cause” shall, in the discretion of the Committee, terminate immediately as of the date of such Status Change. A termination by the Company of a Participant’s employment, directorship, consulting, service or other relationship with the Company shall be for “Cause” if the Committee determines that the Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company, (ii) willfully and continually failed to perform substantially the Participant’s duties with the Company (other than any such failure resulting from incapacity due to Permanent Disability) after delivery of written demand for substantial performance to the Participant by the Board, the Committee or the Chief Executive Officer that specifically identified the manner in which the Board, the Committee or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company’s codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company to public ridicule or embarrassment.

6.3    Change in Control.

(a)     Notwithstanding the provisions of Section 6.3(b), in the event of a Change in Control (as defined in Section 6.3(c)), the following rules shall apply, unless otherwise expressly provided by the Committee in accordance with Section 6.3(d):

(1)     Each outstanding Option and SAR shall automatically become exercisable in full upon the occurrence of such Change in Control. This provision shall not prevent an Option or SAR from becoming exercisable sooner as to Common Stock or cash that would otherwise have become available under such Option or SAR during such period.

(2)     Each outstanding share of Restricted Stock shall automatically become free of all restrictions and conditions upon the occurrence of such Change in Control. This provision shall not prevent the earlier lapse of any restrictions or conditions on Restricted Stock that would otherwise have lapsed during such period.

(3)     Conditions on Restricted Stock Units, Deferred Stock Awards, Performance Awards and Supplemental Grants, which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such Change in Control. This provision shall not prevent the earlier lapse of any conditions relating to the passage of time and continued employment that would otherwise have lapsed during such period. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) shall continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

(b)     The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control: (i) require the purchase and sale of any Awards for an amount of cash equal to the amount which a Participant could have obtained upon the exercise or realization of such rights had such Awards been currently exercisable; (ii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; (iii) if applicable, provide that such Awards shall be cancelled upon the effectiveness of such Change of Control and converted into the right to receive the same consideration as shareholders are receiving in such Change of Control (net of any exercise price and/or purchase price payable by the Participant and/or Base Amount in the case of a SAR); and/or (iv) cause the Awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem in the best interests of the Company.

(c)     A “Change in Control” means: (i) the occurrence of an event that, if known to IntriCon’s management, would be required to be reported by IntriCon as a change in control under Form 8-K pursuant to the 1934 Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the 1934 Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the 1934 Act) of more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of IntriCon; or (iii) a change in the constituency of the Board with the result that individuals (the “Incumbent Directors”) who are members of the Board on the Effective Date (as defined in Section 13) cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the 1934 Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (iv) the sale, exchange, liquidation or other disposition of all or more than 50% of IntriCon’s business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such Change in Control, that no Change in Control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving IntriCon, in each case, with respect to which IntriCon’s shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of IntriCon or other corporation resulting from such transaction; or (vi) the approval by IntriCon’s shareholders of a complete liquidation or dissolution of IntriCon; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a Change in Control.

(d)     The provisions (or any of them) of Section 6.3(a) shall not apply to the extent expressly determined by at least 75% of the Incumbent Directors at a duly convened meeting of the Board held before the occurrence of a Change in Control.

(e)     Any good faith determination by the Committee as to whether a Change in Control within the meaning of this Section 6.3 has occurred shall be conclusive and binding on the Participants.

(f)      Compliance with Section 409A of the Code. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the event constituting the Change in Control is an event described in subsection (a)(2)(A)(v) of Section 409A of the Code and Treasury regulations or other guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Committee.

6.4    Special Forfeiture Provisions Following a Termination of Employment.   Notwithstanding the provisions of Section 6.2, in any instance where the rights of a Participant with respect to an Award extend beyond a Status Change other than by reason of death, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time prior or subsequent to such Status Change (a) breaches or violates, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement or (b) engaged or engages in conduct that would have permitted the Company to terminate such Participant’s employment, directorship, consulting, service or other relationship with the Company for “Cause” (as defined in Section 6.2(e)) if such Participant was still in such relationship with the Company.

7.    Grant and Acceptance of Awards

7.1    Evidence of Approval.   The Committee’s approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, shall be reflected in minutes of meetings held by the Committee or in written consents signed by members of the Committee. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

7.2    Award Agreements.   Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The grant of an Award shall not impose any obligation on the Participant to accept the Award.

7.3    Conditions.   Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a shareholder of IntriCon until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes IntriCon with any required agreements, certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a shareholder with respect to shares of Common Stock, including, but not limited to, the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. The Committee may, upon such terms and conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any and all Common Stock subject to the Participant’s Award, had such Common Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

7.4    Payments and Deferrals.   Payment of Awards may be in the form of cash, shares of Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time. The Committee may adopt deferred compensation plans to permit a Participant to defer the time when such Award is recognized for income tax purposes. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

7.5    Removal of Restrictions.   Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Common Stock that the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as counsel to the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer. If an Award is exercised by the Participant’s legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.    Tax Withholding

The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the “withholding requirements”). In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Committee may permit a Participant or such other person or entity to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement. If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

9.    Dividends and Dividend Equivalents

The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, including reinvestment in additional shares of Common Stock or common share equivalents. Unless the Committee determines otherwise, any Employee subject to the reporting requirements of Section 16(a) of the 1934 Act may not participate in dividend reinvestment programs established under the Plan. The Committee shall determine the Participant’s rights under the Plan with respect to extraordinary dividends or distributions on the shares of Common Stock.  Anything in this Plan to the contrary notwithstanding, cash dividends and cash dividend equivalent rights shall not be granted with respect to any Stock Option Awards or SAR Awards; provided, however that Stock Option Awards and SAR Awards shall be adjusted for stock dividends, stock splits, and other events described in Section 2.6, in accordance with the provisions of Section 2.6.

10.  Voting

The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company’s Secretary, or such other person as the Committee may designate in accordance with instructions received from the Participant (unless to do so would constitute a violation of fiduciary duties). Shares as to which no instructions are received shall be voted by the Committee or its designee proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

11.  Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not create any fiduciary relationship between the Company on behalf of any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title, or interest in any assets of the Company.

12.  Rights as Shareholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares in accordance with Section 7.3. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

13.  Effective Date and Term of Plan

The effective date of this Plan (the “Effective Date”) is April 24, 2015, the date on which the Plan was approved by the affirmative vote of the holders of IntriCon’s Common Stock. No Award shall be granted more than ten years after the Effective Date.

14.  Effect, Amendment, Suspension and Termination

Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program. No Employee, director or other person shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees, directors or other persons under the Plan and the terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company’s right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to Employees or other persons or entities. The Committee reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the Plan, effective as of the date specified by the Committee when it takes such action, which date may be before or after the date the Committee takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of IntriCon’s shareholders shall be required whenever necessary for the Plan to continue to satisfy the conditions of Rule 16b-3 under the 1934 Act, Section 422 of the Code with respect to the award of ISOs (unless the Board determines that ISOs shall no longer be granted under the Plan), any bylaw, rule or regulation of the market system or stock exchange on which IntriCon’s Common Stock is then listed or admitted to trading, or any other applicable law, rule or regulation. Unless terminated earlier by the Board, this Plan shall terminate on such date (which shall not be prior to April 24, 2025) as all Awards under the Plan have been exercised or shall have terminated.

15.  Other Provisions

15.1    Future Rights.   Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated person, or interfere in any way with the right of the Company or any affiliated person to terminate the employment or service of any Employee or other Participant for any reason.

15.2    Grant Date.   Corporate action constituting an offer by IntriCon of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

15.3    Transferability.   None of a Participant’s rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution. The foregoing shall not, however, restrict a Participant’s rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant’s heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant. Notwithstanding the foregoing, at the discretion of the Committee, the terms of an Award or the Committee may permit a Participant to transfer such Award to one or more members of the Participant’s family or to trusts, family partnerships, or other entities for the benefit of the Participant and/or members of the Participant’s family to the extent provided in such Award or as otherwise permitted by the Committee  and permitted under the terms for use of Form S-8 promulgated under the Securities Act of 1933, as amended.

15.4    Governing Law.   The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

15.5    Interpretation.   The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan. All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits. When used in this Plan, the words “including” and “include” shall be deemed followed by the words “without limitation.” Except as otherwise indicated, the term “person” as used in the Plan shall include individuals, corporations, partnerships, trusts, estates, limited liability companies and partnerships and any other type of entity.

15.6    Severability.   If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be unaffected.

15.7    Notices.   All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Committee shall be delivered or sent to IntriCon’s headquarters to the attention of its Chief Financial Officer. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person’s address as it appears in the regular records of the Company or its transfer agent.

15.8    Prior Services.   In any case that a Participant purchases Common Stock under an Award for a price equal to the par value of the Common Stock, the Committee may determine, in its sole discretion, that such price has been satisfied by past services rendered by the Participant.

15.9    Fair Market Value.   For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term “fair market value” of Common Stock on a specified date shall mean the last sale price for one share of Common Stock on the specified date, as reported on the Nasdaq Stock Market, or on such other market system or stock exchange on which IntriCon’s Common Stock is then listed or admitted to trading, provided that if there is no last sale price reported on the specified date or if the specified date is not a trading day, then the fair market value shall mean the most recent last sale price reported on the Nasdaq Stock Market, or on such other market system or stock exchange on which IntriCon’s Common Stock is then listed or admitted to trading, prior to the specified date.  In the event that the foregoing does not apply, the fair market value shall be determined by the Board.

15.10  Reduction of Payments.   Unless otherwise agreed upon in writing by the Company and a Participant, in the event that any payment, benefit or transfer under the Plan to or for the benefit of a

Participant pursuant to a Change in Control from the Company or otherwise (a “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this Section 15.10, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be reduced to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to the Company’s approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of Awards; and reduction of employee benefits. In the event that the acceleration of vesting of Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant’s Awards unless the Participant elects in writing a different order for cancellation.

15.11    Successors and Assigns.   The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

16.  Plan History.

The Plan was originally adopted by the Board on March 2, 2015, subject to the approval of the Company’s shareholders. The Plan was originally approved by the Company’s shareholders at the Company’s 2015 annual meeting of stockholders that was held on April 24, 2015.

           Since its original adoption, the Plan has been amended as follows:

Nature of Amendment	Date Approved by Board of Directors	Date approved by Stockholders

INTRICON CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on April 23, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on April 23, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it (for receipt by the day before the Annual Meeting) in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M83974-P58126	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTRICON CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Annual Meeting of Shareholders of IntriCon Corporation has been called to consider and act upon the following matters:		☐	☐	☐

The Board of Directors recommends you vote FOR the following Nominees:

1.	Election of Directors

Nominees:

01) Nicholas A. Giordano
02) Philip N. Seamon

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.						For	Against	Abstain

2.	An advisory vote to approve executive compensation, as described in the Proxy Statement, referred to as “say-on-pay.”					☐	☐	☐

3.	To approve the 2015 Equity Incentive Plan, as more fully described in the accompanying Proxy Statement.					☐	☐	☐

4.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as IntriCon Corporation’s independent registered public accounting firm for fiscal year 2015.					☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

If the Annual Meeting of Shareholders is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum, shall nevertheless constitue a quorum for the purpose of electing directors. If the Annual Meeting of Shareholders is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M83975-P58126

INTRICON CORPORATION
ARDEN HILLS, MINNESOTA 55112

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints SCOTT LONGVAL and MICHAEL GERACI, and each of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote all the Common Stock of IntriCon Corporation held of record by the undersigned on February 19, 2015, at the annual meeting of shareholders to be held on April 24, 2015, or any postponement or adjournment thereof.

All proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy. Discretionary authority is conferred by this proxy with respect to certain matters, as described in IntriCon Corporation’s Proxy Statement.

The shares represented by this proxy, duly executed, will be voted as instructed on the reverse side. If instructions are not given, they will be voted: (1) for the election of the director nominees listed on the reverse side; (2) for the approval of the corporation’s executive compensation as described in the proxy statement; (3) for the approval of the 2015 equity incentive plan, as more fully described in the accompanying proxy statement; and (4) for the ratification of the appointment of baker tilly virchow krause, llp as the corporation’s independent registered public accounting firm for fiscal year 2015. With respect to such other business that may properly come before the annual meeting and any adjournments or postponements thereof, said proxies are authorized to vote in accordance with his or her best judgment.

By signing this proxy, you hereby acknowledge receipt of the 2014 Annual Report to Shareholders, Notice of the Corporation’s 2015 Annual Meeting of Shareholders and the Corporation’s Proxy Statement.

Continued and to be signed on reverse side